As filed with the Securities and Exchange Commission on December 28, 2023

1933 Act File No. 333-237316

1940 Act File No. 811-23559

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒

PRE-EFFECTIVE AMENDMENT NO. 3

POST-EFFECTIVE AMENDMENT NO.

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

AMENDMENT NO. 3

(CHECK APPROPRIATE BOX OR BOXES)

LifeX Inflation-Protected Income Trust 1948F

(REGISTRANT EXACT NAME AS SPECIFIED IN CHARTER)

ONE VANDERBILT AVENUE, 65TH FLOOR

NEW YORK, NEW YORK 10017

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:

(855) 609-3680

LifeX Inflation-Protected Income Trust 1948F

One Vanderbilt Avenue, 65th Floor

New York, New York 10017

(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPIES OF COMMUNICATIONS TO:

Elizabeth J. Reza

Ropes & Gray LLP

800 Boylston Street

Boston, Massachusetts 02199

Gregory C. Davis

Ropes & Gray LLP

Three Embarcadero Center

San Francisco, CA 94111

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☐

Check box if any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c) of the Securities Act.

☐	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)

☐	on (date) pursuant to paragraph (a)

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration number of the earlier effective registration statement for the same offering is                 .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration number of the earlier effective registration statement for the same offering is                 .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration number of the earlier effective registration statement for the same offering is                 .

Check	each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934.

☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Subject to Completion Dated December 28, 2023

The information in this Prospectus is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. The securities described herein may not be sold until the registration statement becomes effective. This Prospectus is not an offer to sell or the solicitation of an offer to buy securities and is not soliciting an offer to buy these securities in any state in which the offer, solicitation or sale would be unlawful.

Prospectus LifeX Inflation-Protected Income Trust 1948F LifeX Inflation-Protected Income Closed-End Fund 1948F

The Fund. LifeX Inflation-Protected Income Closed-End Fund 1948F (the “Fund”) is a series of a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is only being offered to shareholders of LifeX Inflation-Protected Income Fund 1948F, a series of an open-end management investment company organized as a Delaware statutory trust (the “Predecessor Fund”), in connection with the reorganization of the Predecessor Fund with and into the Fund (the “Reorganization”), which is expected to take place in or around December of the year in which members of the Investor Cohort (as defined below) will turn 80. The Predecessor Fund will offer its shares continuously to members of the Investor Cohort through December of the year in which the Reorganization is expected to take place. The Fund and the Predecessor Fund have substantially similar investment strategies. Shareholders of the Fund and the Predecessor Fund consist solely of women born on or between January 1, 1948 and December 31, 1948 (the “Investor Cohort”). Unlike the Predecessor Fund, the Fund offers no liquidity other than monthly distributions. The disclosure in this prospectus only applies to the Fund and its corresponding Predecessor Fund, as applicable.

The combined purpose of the Fund and the Predecessor Fund is to provide a stream of distributions linked to inflation from their investments over the life of a shareholder: the Predecessor Fund is intended to provide such distributions until the Reorganization in the year in which the members of the Investor Cohort turn 80, and the Fund is intended to provide such distributions for the remainder of a shareholder’s life or until the Fund liquidates, whichever is earlier. The Fund intends to liquidate in December of the year in which members of the Investor Cohort will turn 100 (the “Fund Liquidation Date”), but may liquidate earlier if it has insufficient assets to make its monthly distributions.

•	The Fund offers no liquidity other than monthly distributions. The only liquidity investors in the Fund can expect is from the planned distributions and potentially upon liquidation of the Fund.

•	Shareholders of the Fund may not sell or otherwise transfer their shares. Under the terms of the Fund’s Declaration of Trust, the shares are non-transferable.

•

The Fund’s shares are not listed, and the Fund does not intend to list the shares for trading, on any national securities exchange. There is no secondary market for the shares and, because shares are non-transferable, no secondary market in the shares will develop.

•

Shareholders will hold their shares until the earlier of the Fund Liquidation Date or the quarter following their death, and after such time, the shareholders’ shares will be cancelled for $0. Unlike the Predecessor Fund or traditional mutual funds, upon death, investors will receive $0 per share rather than the net asset value (“NAV”) per share.

•

Because investors will receive $0 per share upon death and the payment stream of the Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization.

•

Shareholders of the Predecessor Fund will be notified in advance of the date of the Reorganization and shareholders may redeem their Predecessor Fund shares at the NAV per shares prior to the Reorganization.

The Fund is not an annuity or other type of insurance contract, consequently:

•	Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

•

Therefore, if the Fund is wrong in its assumptions or actuarial estimates or the Fund’s investments lose money, then at any time, you may not receive monthly distributions as described below, and you may lose any or all of your investment that has not already been distributed to you.

•	The investment techniques used by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) may fail to produce the desired results and cause the Fund to incur significant losses.

Investment Objective. The Fund’s investment objective is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s investments.

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

Investment Strategy. The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as TIPS (Treasury Inflation-Protected Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities, interest rates and inflation (which we refer to as “U.S. Government Securities Derivatives”). TIPS are income-generating instruments the principal payments of which are adjusted for inflation (i.e., increase or decrease annually based on the level of a government-published measurement of inflation). Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment). The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities and derivatives to support the Fund’s inflation-linked distributions.

As described below under “Risk that the Fund Will Run Out of Assets Prior to the Fund Liquidation Date,” changes to interest rates or expected inflation could result in the Fund’s TIPS being insufficient to meet its cash flow needs. Therefore, in response to changes in interest rates or expected inflation, the Fund may seek to hedge its interest rate or inflation exposure by entering into U.S. Government Securities Derivatives. There can be no assurance that the Fund’s use of derivatives will successfully hedge the Fund’s exposure or that appropriate derivatives will be available to the Fund to effectively hedge its exposure and, under certain circumstances described below, the Fund’s use of derivatives may actually increase the likelihood that the Fund will run out of assets prior to the Fund Liquidation Date. An inflation swap agreement involves the exchange of cash flows based on interest and inflation rate specifications and a specified principal amount, usually a fixed payment, such as the yield difference between Treasury securities and TIPS of the same maturity, for a floating payment that is linked to the Consumer Price Index (as defined below). An interest rate swap agreement involves the exchange of the right to receive or the obligation to pay interest on a security or other reference rate (i.e., a swap of the right to receive floating rate payments for fixed rate payments).

Term to Age 100. Unlike a traditional investment company with a perpetual existence, the Fund is designed to have distributed substantially all of its assets by the Fund Liquidation Date. If there are remaining assets, the Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on the Fund Liquidation Date. If the Fund has insufficient assets to make its monthly distributions before the Fund Liquidation Date, however, the Fund will liquidate early.

Distributions. Until the earlier of the Fund Liquidation Date or the last scheduled distribution date on which the Fund has assets to distribute, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund multiplied by an inflation adjustment as specified below, which is intended to reflect the cumulative impact of inflation since the launch of the Predecessor Fund. As discussed above, the Fund’s distributions are intended to be linked to inflation. Distributions will be adjusted based on a measure of inflation provided in the formula below. The adjustments for inflation made pursuant to this formula may not align perfectly with inflation actually experienced by investors. Additionally, the adjustments for inflation will not lower the intended annual total distribution per share below $1.00 per share per year. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month.

The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for All Urban Consumers: All Items in U.S. City Average, Not Seasonally Adjusted, as published by the Federal Reserve Bank of St. Louis (the “Consumer Price Index”) for October of the preceding calendar year divided by (B) the level of the Consumer Price Index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

Cancellations for $0 Upon Death. All shares held by a shareholder who has died will be cancelled by the Fund for $0 in the next quarterly repurchase following the shareholder’s death. Accordingly, a shareholder will therefore lose all of their remaining investment in the Fund after their death. In order to achieve a positive return on their investment in the Fund following the Reorganization, a shareholder must live enough years following the Reorganization to receive a total amount of distributions from the Fund equal to the NAV per share of the Predecessor Fund immediately prior to the Reorganization, and the Fund must continue to have sufficient assets to make its planned distributions during such shareholder’s lifetime. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment.

The purpose of the cancellation for $0 is generally to enable the Fund to pursue its objective of paying monthly distributions linked to inflation to its living shareholders through December of the year in which members of the Investor Cohort will turn 100. If deceased shareholders were able to transfer their shares or redeem their shares for the NAV per share, the Fund would not have sufficient assets to make its planned distributions to surviving shareholders through the Fund Liquidation Date. A significant portion of the Fund’s shareholders are not expected to survive through the Fund Liquidation Date.

Based on data from the Society of Actuaries, the current average life expectancy for a member of the Investor Cohort is 91.5, and assuming such member is still alive at age 80, the member’s life expectancy will have increased to 92.5. The Adviser expects that the life expectancy of members of the Investor Cohort is higher than that of members of the broader population. A member of the Investor Cohort who purchased $10,000 of Predecessor Fund shares at the Predecessor Fund’s launch would have to live approximately 12.75 years to recoup the value of their investment. The time required to recoup the value of an investment would vary for purchases of Predecessor Fund shares on subsequent dates. Given the principle of the time value of money (i.e., the concept that an amount of money is worth more now than that same amount will be in the future due to its earning potential), shareholders should consider how much longer than 12.75 years they would need to live to feel adequately compensated by the Fund’s distributions in exchange for their upfront investment of $10,000 in the Predecessor Fund.

No Liquidity. Shares of the Fund will have no liquidity other than monthly distributions prior to the Fund Liquidation Date. Shares of the Fund will be non-transferable and the only liquidity investors in the Fund can expect is from the planned distributions and upon liquidation of the Fund. Shareholders will hold their shares until the earlier of the Fund Liquidation Date or the quarter following their death, and after such time, the shareholders’ shares will be cancelled for $0. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Because the payment stream of the Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. The Fund’s shares will not be listed on any national securities exchange.

Actuarial Estimates. The Predecessor Fund is one of many series of Stone Ridge Trust with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations for the applicable predecessor fund. Other than differences in investor eligibility and offering prices, each other predecessor fund is offered on substantially identical terms as the Predecessor Fund. As described in more detail below under “How to Receive Shares,” the Adviser will use actuarial estimates of mortality rates for the Predecessor Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets the Predecessor Fund and the Fund would need in order to make their intended distributions with a high degree of likelihood.

The Fund may run out of assets earlier than anticipated, particularly if actual mortality rates are lower than expected among the Fund’s shareholders. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

Investors should consider participating in the Reorganization if they are generally healthy, desire monthly distributions linked to inflation and are willing to accept the risks of the Fund described herein, including the risk that they die earlier than expected or that shareholders in the Predecessor Fund generally live longer than expected. In order to achieve a positive return on their investment in the Fund following the Reorganization, a shareholder must live enough years following the Reorganization to receive a total amount of distributions from the Fund equal to the NAV per share of the Predecessor Fund immediately prior to the Reorganization, and the Fund must continue to have sufficient assets to make its planned distributions during such shareholder’s lifetime.

People with serious or life-threatening health problems should not participate in the Reorganization.

Investment Adviser. The Fund’s investment adviser is Stone Ridge Asset Management LLC. Stone Ridge also acts as the investment adviser to each other LifeX Inflation-Protected Income Fund and will act as investment adviser to any potential future funds with substantially similar investment strategies and structured in a substantially similar manner (these funds, together with the Fund and the Predecessor Fund, the “LifeX Inflation-Protected Income Funds”). As of September 30, 2023, Stone Ridge’s assets under management were approximately $21 billion.

Actuarial Services. Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide certain actuarial information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its cash flow needs, so that it has sufficient assets to fund those cash flows and so that it can invest those assets in TIPS and other assets with maturities and other payments intended to meet the Fund’s cash flow needs. Estimating the amount, timing and interest rate exposure of the Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time because the Fund intends to only make distributions to living shareholders and will cancel the shares of deceased shareholders for $0 on a quarterly basis following their death. Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each predecessor fund is offered solely to investors of a particular age and gender. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

•	Shareholders who die will not be entitled to transfer their shares or to receive the NAV of their shares.

•

Shareholders will have their shares cancelled for $0 following their death, and will therefore lose all of their remaining investment in the Fund. In order to achieve a positive return on their investment in the Fund following the Reorganization, a shareholder must live enough years following the Reorganization to receive a total amount of distributions from the Fund equal to the NAV per share of the Predecessor Fund immediately prior to the Reorganization, and the Fund must continue to have sufficient assets to make its planned distributions during such shareholder’s lifetime.

•	People with serious or life-threatening health problems should not participate in the Reorganization.

•

The Fund is not an insurance company. The Fund’s shares are not insurance contracts or annuity contracts. Distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders will not have the protections of the state insurance laws, including the protection afforded by state guaranty funds.

•

The Fund may fail to make distributions through the Fund Liquidation Date. Under certain circumstances described in this prospectus, including if the actual mortality rates experienced by shareholders are materially lower than the actuarial estimates, the Fund may run out of assets prior to the Fund Liquidation Date. If, on any scheduled distribution date, the Fund has insufficient assets to make the planned distribution, the Fund will liquidate and distribute proceeds to its shareholders at the time of the liquidation.

•

If the Fund is unsuccessful in implementing its investment strategy, including if the Fund does not or is unable to effectively hedge the interest rate or inflation risk to which the Fund is exposed, the Fund will liquidate early and there will be no further distributions.

•	The Fund is subject to the risk that the value of the securities in which it invests will decline due to general market or economic conditions.

•

Shares are not permitted to be transferred to any person or entity other than to the same individual who originally subscribed for shares of the Predecessor Fund (e.g., a shareholder may transfer shares between different accounts of which the shareholder is the beneficiary). Shares are also not permitted to be held jointly. Shareholders should consider shares of the Fund to be an illiquid investment. For purposes of this prospectus and the operations of the Fund, including determining whether shares are subject to cancellation, the holder of any share of the Fund will be the natural person who subscribed for that share of the Predecessor Fund when the share was originally purchased.

•

A significant portion of each distribution is expected and intended to constitute either a return of capital or capital gains, which will reduce the amount of capital available for investment and may reduce a shareholder’s tax basis in his or her shares. See “Distributions and Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

An investment in the Fund’s shares involves risk. See “Risk Considerations” below to read about the risks investors should consider before buying Fund shares.

Neither the Securities and Exchange Commission (the “Commission”) nor any state securities commission has approved or disapproved of these securities or determined this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Because shares of the Fund will only be offered to investors in the Predecessor Fund in exchange for such investors’ shares of the Predecessor Fund held at the time of the Reorganization, the price for the Fund’s shares will be determined using the Predecessor Fund’s NAV at the time of the Reorganization. There is no minimum investment requirement for an investment in the shares.

The date of this prospectus is [●], 2023.

Investment in the Fund involves risk. Investors should carefully consider the Fund’s risks, investment objective and share cancellation policies, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. Before making an investment decision, investors should (i) consider the suitability of this investment with respect to their investment objective and individual situation, including their health, and (ii) consider factors such as their net worth, income, age and risk tolerance. Investment should be avoided where an investor has very serious or life-threatening health problems. Before investing in the Fund, an investor should read the discussion of the risks of investing in the Fund in “Investment Objective, Policies and Risks” below.

This prospectus sets forth concisely information investors should know before investing in the Fund. Investors should read this prospectus carefully before deciding to invest in the Fund, and shareholders should retain it for future reference. A Statement of Additional Information dated [●], 2023, as it may be amended, containing additional information about the Fund, has been filed with the Commission. This prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information, as well as material incorporated by reference into the Fund’s Registration Statement, annual and semi-annual reports to shareholders and other information regarding the Fund, may be obtained without charge by writing to the Fund, by calling (855) 609-3680, by visiting www.stoneridgefunds.com or from the EDGAR database on the Commission’s internet site (www.sec.gov). The Fund’s address is One Vanderbilt Avenue, 65th Floor, New York, NY 10017.

An investor should not construe the contents of this prospectus as legal, tax or financial advice. Investors should consult their own professional advisers as to legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

Aspects of the Fund and the other LifeX Inflation-Protected Income Funds described below are covered by intellectual property rights, including but not limited to those described in a patent application.

Shareholders may elect to receive reports in paper free of charge by contacting their financial intermediary or, for shareholders that invest directly through the transfer agent, by contacting the transfer agent at (855) 609-3680. An election by a shareholder to receive reports in paper will apply to all funds held in their account if they invest through a financial intermediary or all funds within the fund complex if they invest directly through the transfer agent.

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that investors should consider before investing in connection with the Reorganization in the Fund’s shares. Investors should review the more detailed information contained in this prospectus and in the Statement of Additional Information. In particular, investors should carefully read the risks of investing in the Fund’s shares, as discussed under “Investment Objective, Policies and Risks — Risk Considerations.”

The Fund

LifeX Inflation-Protected Income Closed-End Fund 1948F (the “Fund” and, collectively with its predecessor fund and any potential future funds managed by Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) with substantially similar investment strategies and structured in a substantially similar manner, the “LifeX Inflation-Protected Income Funds”) is a series of a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is only being offered to shareholders of LifeX Inflation-Protected Income Fund 1948F, a series of an open-end management investment company organized as a Delaware statutory trust (the “Predecessor Fund”) in connection with the reorganization of the Predecessor Fund with and into the Fund (the “Reorganization”), which is expected to take place in or around December of the year in which members of the Investor Cohort (as defined below) will turn 80. The Predecessor Fund will offer its shares continuously to members of the Investor Cohort through December of the year in which the Reorganization is expected to take place. The Fund and the Predecessor Fund have substantially similar investment strategies. Shareholders of the Fund and the Predecessor Fund consist solely of women born on or between January 1, 1948 and December 31, 1948 (the “Investor Cohort”).

Investment Objective

The Fund’s investment objective is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s investments.

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

Investment Strategy

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as TIPS (Treasury Inflation-Protected Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities, interest rates and inflation (which we refer to as “U.S. Government Securities Derivatives”). The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities and derivatives to support the Fund’s inflation-linked distributions. Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment). TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments the principal payments of which are adjusted for inflation (i.e., increase or decrease annually based on the level of a government-published measurement of inflation, a sustained increase in prices that erodes the purchasing power of money). The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, the Consumer Price Index (as defined below), and TIPS’ principal payments are adjusted according to changes in the Consumer Price Index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

As described below under “Risk that the Fund Will Run Out of Assets Prior to the Fund Liquidation Date,” changes to interest rates or expected inflation could result in the Fund’s TIPS being insufficient to meet its cash flow needs. Therefore, in response to changes in interest rates or expected inflation, the Fund may seek to hedge its interest rate or inflation exposure by entering into U.S. Government Securities Derivatives. There can be no assurance that the Fund’s use of derivatives will successfully hedge the Fund’s exposure or that appropriate derivatives will be available to the Fund to effectively hedge its exposure and, under certain circumstances described below, the Fund’s use of derivatives may actually increase the likelihood that the Fund will run out of assets prior to the Fund Liquidation Date. An inflation swap agreement involves the exchange of cash flows based on interest and inflation rate specifications and a specified principal amount, usually a fixed payment, such as the yield difference between Treasury securities and TIPS of the same maturity, for a floating payment that is linked to the Consumer Price Index (as defined below). An interest rate swap agreement involves the exchange of the right to receive or the obligation to pay interest on a security or other reference rate (i.e., a swap of the right to receive floating rate payments for fixed rate payments).

In the case of anticipated monthly distributions that are expected to occur beyond the maturity date of the currently longest-dated U.S. Treasury bond, the Fund may seek to invest in U.S. Government Securities Derivatives that will enable the Fund to pay those monthly distributions.

Term to Age 100

Unlike a traditional investment company with a perpetual existence, the Fund is designed to have distributed substantially all of its assets by December of the year in which members of the Investor Cohort will turn 100 (the “Fund Liquidation Date”). If there are remaining assets, the Fund will liquidate and distribute all proceeds from the liquidation to surviving shareholders on the Fund Liquidation Date. If the Fund has insufficient assets to make its monthly distributions before the Fund Liquidation Date, however, the Fund will liquidate early.

Although the Fund expects, using the Adviser’s calculations based on the actuarial information provided by New York Life Insurance and Annuity Corporation to the Adviser, that it will be able to make all of the planned monthly distributions, including the planned monthly distribution on the Fund Liquidation Date, it is possible that the Fund may run out of assets prior to the Fund Liquidation Date. See “Risk that the Fund Will Run Out of Assets Prior to the Fund Liquidation Date” below.

Distributions

Until the earlier of the Fund Liquidation Date or the last scheduled distribution date on which the Fund has assets to distribute, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund multiplied by an inflation adjustment as specified below, which is intended to reflect the cumulative impact of inflation since the launch of the Predecessor Fund. As discussed above, the Fund’s distributions are intended to be linked to inflation. Distributions will be adjusted based on a measure of inflation provided in the formula below. The adjustments for inflation made pursuant to this formula may not align perfectly with inflation actually experienced by investors. The intended annual total distribution per share shall not fall below $1.00 per share per year. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month.

The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for All Urban Consumers: All Items in U.S. City Average, Not Seasonally Adjusted, as published by the Federal Reserve Bank of St. Louis (the “Consumer Price Index”) for October of the preceding calendar year divided by (B) the level of the Consumer Price Index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

In the event that the reference inflation index for TIPS, the Consumer Price Index, changes, the Adviser will use the successor reference index set by the U.S. Treasury to calculate the inflation adjustment for the Fund’s distributions instead of the index specified above. In the event that the reference inflation index for TIPS is no longer publicly available, the Adviser will calculate the inflation adjustment by reference to a successor index believed to reasonably represent inflation for this purpose.

Because the Fund expects its monthly distributions to exceed the Fund’s net investment income and net realized capital gains, the Fund expects a portion of each distribution to be a return of capital (or capital gains, to the extent such portion of the distribution exceeds a shareholder’s tax basis in the shares).

The initial purchase price for the Predecessor Fund is intended to be a price that will give the Predecessor Fund and the Fund sufficient assets to fund their anticipated cash flows. Because the Fund’s anticipated cash flows will depend in part on the mortality rates experienced by shareholders in the Fund, the Adviser’s use of actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set the initial purchase price of the Predecessor Fund may impact the longevity of the Fund. These actuarial estimates will be based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be healthier and expected to live longer than the general population.

If the actual mortality rates experienced by shareholders in the Fund during the life of the Fund are materially lower than the actuarial estimates or if the Fund is unsuccessful in implementing its investment strategy, including if the Fund does not or is unable to effectively hedge the interest rate or inflation risk to which the Fund is exposed, the Fund may run out of assets prior to the Fund Liquidation Date, and therefore be unable to make any further distributions. If, on any scheduled distribution date, the Fund has insufficient assets to make the planned distribution, the Fund will liquidate and distribute all proceeds from that liquidation, if any, to its shareholders at the time of the liquidation. See “Risk that the Fund Will Run Out of Assets Prior to the Fund Liquidation Date” below.

Cancellations for $0 Upon Death

All shares held by a shareholder who has died will be cancelled by the Fund for $0 in the next quarterly repurchase following the shareholder’s death. Accordingly, a shareholder will therefore lose all of their remaining investment in the Fund after their death. In order to achieve a positive return on their investment in the Fund following the Reorganization, a shareholder must live enough years following the Reorganization to receive a total amount of distributions from the Fund equal to the NAV per share of the Predecessor Fund immediately prior to the Reorganization, and the Fund must continue to have sufficient assets to make its planned distributions during such shareholder’s lifetime. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment.

The purpose of the cancellation for $0 is generally to enable the Fund to pursue its objective of paying monthly distributions linked to inflation to its living shareholders through December of the year in which members of the Investor Cohort will turn 100. If deceased shareholders were able to transfer their shares or redeem their shares for the NAV per share, the Fund would not have sufficient assets to make its planned distributions to surviving shareholders through the Fund Liquidation Date. A significant portion of the Fund’s shareholders are not expected to survive through the Fund Liquidation Date.

Based on data from the Society of Actuaries, the current average life expectancy for a member of the Investor Cohort is 91.5, and assuming such member is still alive at age 80, the member’s life expectancy will have increased to 92.5. The Adviser expects that the life expectancy of members of the Investor Cohort is higher than that of members of the broader population. A member of the Investor Cohort who purchased $10,000 of Predecessor Fund shares at the Predecessor Fund’s launch would have to live approximately 12.75 years to recoup the value of their investment. Given the principle of the time value of money (i.e., the concept that an amount of money is worth more now than that same amount will be in the future due to its earning potential), shareholders should consider how much longer than 12.75 years they would need to live to feel adequately compensated by the Fund’s distributions in exchange for their upfront investment of $10,000 in the Predecessor Fund.

No Liquidity

Shares of the Fund will have no liquidity other than monthly distributions prior to the Fund Liquidation Date. Shares of the Fund will be non-transferable and the only liquidity investors in the Fund can expect is from the planned distributions and upon liquidation of the Fund. Shareholders will hold their shares until the earlier of the Fund Liquidation Date or the quarter following their death, and after such time, the shareholders’ shares will be cancelled for $0. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Because the payment stream of the Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. The Fund’s shares will not be listed on any national securities exchange.

Actuarial Estimates

The Predecessor Fund is one of many series of Stone Ridge Trust with the same investment objective and strategies and which offers its shares to investors of a single gender who were born in a specific calendar year, with ages ranging from 60 to 75 at the commencement of investment operations for the applicable predecessor fund. Other than differences in investor eligibility and offering prices, each other predecessor fund is offered on substantially identical terms as the Predecessor Fund. The Adviser will use actuarial estimates of mortality rates for the Predecessor Fund’s investors provided by New York Life Insurance and Annuity Corporation to calculate the amount of assets the Predecessor Fund and the Fund would need in order to make their intended distributions with a high degree of likelihood.

The initial offering price for each predecessor fund was determined such that any difference in initial offering price between predecessor funds was a result of differences in the number of years each LifeX Inflation-Protected Income Fund plans to operate and the actuarial estimates of mortality rates for the investor cohorts applicable to those funds. The purpose of having different offering prices for the predecessor funds was to establish a fair purchase price for all investors — younger investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than older investors, and so the offering price for younger investors is higher than for older investors. Similarly, female investors are actuarially more likely to receive the distributions provided by the LifeX Inflation-Protected Income Funds for a longer period than male investors of the same age, and so the offering price for female investors is higher than for male investors of the same age. The Fund may run out of assets earlier than anticipated, particularly if actual mortality rates are lower than expected among the Fund’s shareholders.

Investment Adviser

Stone Ridge Asset Management LLC is the Fund’s investment adviser. Stone Ridge also acts as the investment adviser to each other LifeX Inflation-Protected Income Fund. Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. See “Management of the Fund” below. The Portfolio Managers serve in a similar capacity for each other LifeX Inflation-Protected Income Fund.

Actuarial Services

Stone Ridge has contracted with New York Life Insurance and Annuity Corporation, a market leader in the income annuities space that is wholly owned by New York Life Insurance Company, to provide certain actuarial information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds.

To achieve its investment objective, the Fund must estimate the amount and timing of its cash flow needs, so that it has sufficient assets to fund those cash flows and so that it can invest those assets in TIPS and other assets with maturities and other payments intended to meet the Fund’s cash flow needs. Estimating the amount, timing and interest rate exposure of the Fund’s cash flow needs requires estimating the statistical likelihood of a shareholder remaining alive at each point in time because the Fund intends to only make distributions to living shareholders and will cancel the shares of deceased shareholders for $0 on a quarterly basis following their death.

Actuaries typically perform this analysis for other lifespan-linked income products based on the age and gender of investors, which is why each predecessor fund is offered solely to investors of a particular age and gender.

New York Life Insurance and Annuity Corporation will provide certain actuarial information for use in the Adviser’s management of the LifeX Inflation-Protected Income Funds. That actuarial information is the actuarial estimates of mortality rates necessary to calculate the initial purchase price per share for each predecessor fund. New York Life Insurance and Annuity Corporation has agreed to provide the Adviser actuarial estimates using the same proprietary mortality data that is used in its income annuities business.

New York Life Insurance and Annuity Corporation has also agreed to make the operational procedures it uses in its business and its services available to the Adviser for the purpose of monitoring for shareholders that are ineligible to receive shares of the Fund in connection with the Reorganization and shares that may be cancelled by the Fund. If a shareholder of the Predecessor Fund dies before the date of the Predecessor Fund’s Reorganization with and into the Fund, the Predecessor Fund shares held by such shareholder (the “Decedent”) will pass to the Decedent’s estate or otherwise in accordance with applicable law. A shareholder would be ineligible to receive shares of the Fund in connection with the Reorganization if such shareholder (a “Successor Shareholder”) had received shares of the Predecessor Fund as a result of the death of a Decedent because such Successor Shareholder was not the original purchaser of the Predecessor Fund shares and had not been verified to be part of the Investor Cohort. Using New York Life Insurance and Annuity Corporation’s actuarial services, the Adviser will identify in connection with the Reorganization all shares formerly held by Decedents and presently held by Successor Shareholders. Shareholders of the Predecessor Fund will be notified in advance of the date of the Reorganization and shareholders (including Successor Shareholders) may redeem their Predecessor Fund shares at the NAV per share prior to the Reorganization. Successor Shareholders will automatically have their shares redeemed and will receive the Predecessor Fund’s NAV per share prior to the Reorganization. After the Reorganization, the Adviser will use New York Life Insurance and Annuity Corporation’s actuarial services to identify shareholders who have died. The Fund will cancel shares held by shareholders who have died after the date of the Reorganization for $0, and shareholders’ estates will not receive any value for the cancelled shares.

In exchange for New York Life Insurance and Annuity Corporation’s services, the Adviser has agreed to pay New York Life Insurance and Annuity Corporation a portion of the Adviser’s profits earned from managing the LifeX Inflation-Protected Income Funds.

The Fund is not an insurance company. The Fund’s shares are not insurance contracts or annuity contracts. Shareholders will not have the protections of the state insurance laws, including the protection afforded by state guaranty funds.

Shareholders who die will not be entitled to transfer their shares or to receive the NAV of their shares.

People with serious or life-threatening health problems should not participate in the Reorganization.

Shareholders who die will have their shares cancelled for $0 following their death.

The Fund may fail to make distributions through the Fund Liquidation Date. Under certain circumstances described in this prospectus, including if the actual mortality rates experienced by shareholders are materially lower than the actuarial estimates or if the Fund is unsuccessful in implementing its investment strategy, including if the Fund does not or is unable to effectively hedge the interest rate or inflation risk to which the Fund is exposed, the Fund may run out of assets prior to the Fund Liquidation Date. If, on any scheduled distribution date, the Fund has insufficient assets to make the planned distribution, the Fund will liquidate and distribute proceeds to its shareholders at the time of the liquidation. See “Actuarial Estimates” above.

The Fund is subject to the risk that the value of the securities in which it invests will decline due to general market or economic conditions.

Shares are not permitted to be transferred to any person or entity other than to the same individual who originally subscribed for shares of the Predecessor Fund (e.g., a shareholder may transfer shares between different accounts of which the shareholder is the beneficiary). Shares are also not permitted to be held jointly. Shareholders should consider shares of the Fund to be an illiquid investment. For purposes of this prospectus and the operations of the Fund, including determining whether shares are subject to cancellation, the holder of any share of the Fund will be the natural person who subscribed for that share of the Predecessor Fund when the share was originally purchased.

The Offering

Shares of the Fund will not be offered other than to shareholders of the Predecessor Fund in connection with the Reorganization. Like the Predecessor Fund, each other LifeX Inflation-Protected Income Fund that is a series of Stone Ridge Trust, an open-end management investment company organized as a Delaware statutory trust (the “predecessor funds”), will offer its shares only to investors of that LifeX Inflation-Protected Income Fund’s applicable investor cohort, and each Predecessor Fund is expected to be reorganized with and into its respective successor fund in or around December of the year in which members of the applicable investor cohort will turn 80. Other than differences in investor eligibility and offering prices, each other predecessor fund will be offered on substantially identical terms as the Predecessor Fund.

Unlisted Closed-End Fund Structure; No Liquidity

The Fund’s shares are not listed, and the Fund does not intend to list the shares for trading, on any national securities exchange. Under the terms of the Fund’s Declaration of Trust, the shares are non-transferable. There is no secondary market for the shares and, because shares are non-transferable, no secondary market in the shares will develop. The only liquidity investors in the Fund can expect is from the planned distributions and upon liquidation of the Fund. Shareholders will hold their shares until the earlier of the Fund Liquidation Date or the quarter following their death, and after such time, the shareholders’ shares will be cancelled for $0. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Because the payment stream of the Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund.

Distributor, Transfer Agent and Custodian

Foreside Global Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group), Three Canal Plaza, Suite 100, Portland, Maine 04101 is the Fund’s distributor (the “Distributor”). The Adviser compensates the Distributor for its services. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the Fund’s transfer agent (the “Transfer Agent”), administrator (the “Administrator”) and accounting agent. U.S. Bank NA, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, is the Fund’s custodian (the “Custodian”). The Adviser compensates the Transfer Agent and the Custodian for their services out of the Unified Management Fee. See “Intermediary and Servicing Arrangements” below. The Distributor, Transfer Agent, Administrator, accounting agent and Custodian act in similar capacities with respect to each other LifeX Inflation-Protected Income Fund.

Special Risk Considerations

An investment in the Fund involves special risk considerations. Investors should consider carefully the risks described below, along with the additional risks described under “Investment Objective, Policies and Risks — Risk Considerations” below.

Investors should carefully consider the Fund’s risks, investment objective and share cancellation policies, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves risk. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to their investment objectives and individual situation, including their health and (ii) consider factors such as their net worth, income, age and risk tolerance. Investment should be avoided where an investor has very serious or life-threatening health problems.

The Fund’s principal risk factors are listed below. Before investing, please be sure to read the additional descriptions of these risks under “Risk Considerations” below.

Individual Mortality Risk. Shareholders who die before the year in which members of the Investor Cohort will turn 100 will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares.

No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment.

Individual Shareholder Health Risk. In order to achieve a positive return on their investment in the Fund following the Reorganization, a shareholder must live enough years following the Reorganization to receive a total amount of distributions from the Fund equal to the NAV per share of the Predecessor Fund immediately prior to the Reorganization, and the Fund must continue to have sufficient assets to make its planned distributions during such shareholder’s lifetime. Shareholders should not participate in the Reorganization if they have very serious or life-threatening health problems.

Risk that the Fund Will Run Out of Assets Prior to the Fund Liquidation Date. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price of the Predecessor Fund and the other predecessor funds intended to give the LifeX Inflation-Protected Income Funds sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

The Predecessor Fund is expected to merge with the Fund in December of the year in which members of the Investor Cohort will turn 80. If the Fund has insufficient assets to make its monthly distributions before the Fund Liquidation Date, however, the Fund will liquidate early, and investors will not receive any distributions following the point in time at which the Fund ran out of assets.

In addition, please see “Consumer Price Index Risk”, “TIPS Risk”, “Interest Rate Risk” and “Cleared U.S. Government Securities Derivatives Risk” below for a description of additional risks that may cause the Fund to run out of assets prior to the Fund Liquidation Date.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. In addition, as described above under “Risk that the Fund Will Run Out of Assets Prior to the Fund Liquidation Date,” shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Consumer Price Index Risk. The amount of the Fund’s monthly distributions will generally increase in line with inflation in the U.S., as measured by changes in the Consumer Price Index published as of each October. The Fund intends to fund any increase in its monthly distribution amounts by investing in TIPS, which also increase in value in response to increases in the Consumer Price Index. If the Consumer Price Index remains flat or decreases over a period of time, the level of the Fund’s distributions will also remain flat or decrease accordingly. Furthermore, the Consumer Price Index may not accurately reflect the inflation experienced by the Investor Cohort as a result of different spending patterns between the U.S. population generally and the Investor Cohort, and an investor’s living expenses may be impacted by inflation in a different amount than is measured by the Consumer Price Index.

Treasury Inflation-Protected Securities (TIPS) Risk. The principal of TIPS increases with inflation and decreases with deflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation based upon an index intended to measure the rate of inflation. The cumulative principal adjustment cannot be negative. However, there can be no assurance that the relevant index will accurately measure the rate of inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate. The Fund is dependent on the existence and availability of TIPS to fund its inflation-linked monthly distributions. If the U.S. Treasury were to cease offering TIPS, the Fund may be unable to find suitable replacement investments that would allow the Fund to continue to make its inflation-linked monthly distributions. If the U.S. Treasury were to eliminate one or more of the maturities of TIPS it offers or were to reduce the frequency of new issues, the Fund may be unable to acquire, or it may become expensive to acquire, TIPS that produce cash flows or interest rate exposure that adequately match the Fund’s inflation-linked monthly distributions. If any of these situations were to occur, the Fund’s inflation-linked monthly distributions could cause the Fund to run out of assets prior to the Fund Liquidation Date. Additionally, the NAV of the fund will fluctuate based on changes in the market value of its TIPS investments.

Interest Rate Risk. The amount of the Fund’s distributions will be adjusted for realized inflation, not changes in market interest rates. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Because the Fund offers no repurchase mechanic other than cancellations for $0, shareholders may not tender their shares to redeploy their capital into such other investment options.

In addition, the Fund will generally seek to fund its distributions and payments by purchasing TIPS with cash flows that approximately match, in timing and amount, or in interest rate exposure, those distributions and payments. Because TIPS are only available in a limited number of tenors (i.e., lengths of time prior to expiration), this matching will only be approximate, and the Fund will need to periodically buy and sell securities issued by the U.S. Treasury, including TIPS, to fund any additional amounts needed to meet its distribution and payment obligations. This buying and selling activity exposes the Fund to interest rate and inflation risk, as changes in interest rates or expected inflation could make the securities it needs to purchase more expensive or make the securities it needs to sell less valuable. These risks are heightened in the early years of the Fund, and decrease over time as additional TIPS are issued, enabling the Fund to more precisely hedge its inflation exposure. These risks are also heightened in the case of a change to interest rates or expected inflation that disproportionately impacts particular tenors of U.S. Treasury securities (what is sometimes referred to as a “non-parallel shift”) because such a change could make the U.S. Treasury securities the Fund needs to buy more expensive without simultaneously making the U.S. Treasury securities already held by the Fund more valuable, or could make the U.S. Treasury securities the Fund needs to sell less valuable without simultaneously making the U.S. Treasury securities the Fund needs to buy less expensive.

The Fund may seek to hedge its exposure to interest rates and inflation through its use of derivatives linked to U.S. Government Securities, but there can be no assurance that the Fund will be successful in doing so or that appropriate derivatives will be available to the Fund to effectively hedge the Fund’s risk. In particular, the Fund does not expect cost-effective inflation-linked derivatives to be available to hedge the inflation risk faced by the Fund during the early years of the Fund’s existence. The Fund’s use of derivatives may, under certain circumstances, actually increase the risk that the Fund runs out of assets prior to the Fund Liquidation Date. The Fund may seek to establish derivatives positions that would generally be expected to offset the interest rate or inflation risk faced by the Fund. An important factor in determining the size of these derivatives positions will be the anticipated investor mortality. This means that if the actual rate of investor mortality is different than anticipated, the size of the Fund’s derivatives positions may be larger than necessary to offset the interest rate or inflation risk faced by the Fund. If this occurs, it is possible that a change in interest rates or inflation could cause the value of the Fund’s derivatives positions to decline by more than the corresponding increase in the value of the rest of the Fund’s portfolio, which could cause the Fund to run out of assets prior to the Fund Liquidation Date.

Liquidation Risk. The Fund expects to liquidate its remaining U.S. Government Securities on the Fund Liquidation Date and distribute the proceeds to surviving investors. Although the types of U.S. Government Securities in which the Fund will invest have historically been liquid, it is possible that due to a market or political disruption around the time of the Fund Liquidation Date, the Fund’s U.S. Government Securities could become illiquid. In that case, the Fund may need to liquidate its securities over a number of trading days, resulting in the Fund’s assets being uninvested for a period of time, or the Fund may receive a price for its securities below what the Adviser believes they would receive in the absence of any disruption.

No Liquidity. Shares of the Fund will have no liquidity other than monthly distributions prior to the Fund Liquidation Date. Shares of the Fund will be non-transferable and the only liquidity shareholders in the Fund can expect is from the planned distributions and upon distribution of the Fund’s assets on the Fund Liquidation Date. Shareholders will hold their shares until the earlier of the Fund Liquidation Date or the quarter following their death, and after such time, the shareholders’ shares will be cancelled for $0. Unlike a traditional investment company, there will be no voluntary repurchases of the shares and mandatory cancellations of the shares will occur at prices not based on the NAV per share. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Because the payment stream of the Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. The Fund’s shares will not be listed on any national securities exchange.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to have distributed substantially all of its assets by December of the year in which members of the Investor Cohort will turn 100. Although the Fund will seek to achieve income and a high level of reliable monthly distributions linked to inflation during the life of the Fund, following December of the year in which members of the Investor Cohort will turn 100, there will be no further distributions made by the Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In October 2020, the Commission adopted Rule 18f-4 under the 1940 Act (“Rule 18f-4”) providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Inadvertent Distribution Risk. As described below under “Distributions and Cancellations — Distributions,” prior to making any distribution, the Adviser will attempt to verify which shareholders in the Fund have died, and whose shares have therefore become subject to cancellation, by using certain publicly available records and databases used by New York Life Insurance and Annuity Corporation in connection with its business. The Adviser believes these sources of information to be generally reliable, but it is likely that, from time to time, a distribution will be made to a deceased shareholder prior to that shareholder’s shares in the Fund being cancelled because the shareholder’s death has not become known to the Adviser. Any inadvertent distribution to a deceased investor will reduce the Fund’s assets and increase the possibility that that Fund will run out of assets before the Fund makes all of its planned distributions.

Limited Operating History Risk. The Fund is a series of a closed-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

FUND EXPENSES

The purpose of the following table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.

Annual Fund Operating Expenses
(as a percentage of net assets attributable to the shares)(1)

Management Fees(2)	1.00%

Distribution and/or Service (12b-1) Fees	None

Other Expenses(3)	0.00%

Total Annual Fund Operating Expenses	1.00%

(1)

Amount assumes that the Fund issues $120,000,000 worth of shares in connection with the Reorganization and that the Fund’s net offering proceeds from the Reorganization equal $120,000,000. Expenses are estimated. Actual expenses will depend on the Fund’s net assets, which will be affected by the amount of assets in the Predecessor Fund and the number of shares the Fund issues in connection with the Reorganization. For example, if the Reorganization proceeds were significantly less than this amount, average net assets would be significantly lower and some expenses as a percentage of net assets would be significantly higher. There can be no assurance that the Fund will have $120,000,000 worth of shares following the Reorganization.

(2)

Management Fees include fees payable to the Adviser for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (the “Unified Management Fee”). Pursuant to the Investment Management Agreement with the Fund (the “Management Agreement”), the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Please see “Management of the Fund — The Adviser” for an explanation of the Unified Management Fee. The Management Fees relating to the Fund shown above are estimated for the Fund’s current fiscal year.

(3)

Other Expenses are based on estimated amounts for the Fund’s current fiscal year. Please see “Management of the Fund — The Adviser” for an explanation of the fees and other expenses not covered by the Unified Management Fee.

Example. The following Example is intended to help you understand the various costs and expenses that you, as a holder of shares, would bear directly or indirectly. The Example assumes that you invest $1,000 in shares of the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same. The Example should not be considered a representation of the Fund’s future expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$10	$32	$55	$122

FINANCIAL HIGHLIGHTS

The Fund has not yet commenced investment operations and its shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

THE FUND

The Fund is a series of LifeX Inflation-Protected Income Trust 1948F (the “Trust”), a closed-end management investment company registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on March 16, 2020, pursuant to a Certificate of Trust. The Fund has no operating history. The Fund’s principal office is located at One Vanderbilt Ave, 65th Floor, New York City, NY 10017.

USE OF PROCEEDS

The Fund will invest the proceeds of the offering of shares in accordance with its investment objective and policies as stated below. It is currently anticipated that the Fund will be able to invest all or substantially all of the net proceeds according to its investment objective and policies within a week of its receipt of the proceeds.

INVESTMENT OBJECTIVE, POLICIES AND RISKS

Set forth below is additional information about the Fund’s investment strategies and risks.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to achieve, during the lifetime of the Fund’s shareholders up to age 100, income and a high level of reliable monthly distributions linked to inflation while maintaining the safety of the principal amount of the Fund’s investments.

There can be no assurance that the Fund will achieve its investment objective generally or with respect to any particular shareholder.

PRINCIPAL INVESTMENT POLICIES

The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as TIPS (Treasury Inflation-Protected Securities), or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities, interest rates and inflation (which we refer to as “U.S. Government Securities Derivatives”), and money market funds that invest exclusively in U.S. Government Securities or repurchase agreements collateralized by such securities. Securities issued by the U.S. Treasury historically have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments) and therefore such securities are generally considered to be credit risk-free (i.e., free of the risk of non-payment).

TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments the principal payments of which are adjusted for inflation — a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, the Consumer Price Index, and TIPS’ principal payments are adjusted according to changes in the Consumer Price Index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

The Fund will generally seek to invest in TIPS that will allow it to fund its inflation-linked monthly payments. As described below under “Risk that the Fund Will Run Out of Assets Prior to the Fund Liquidation Date,” changes to interest rates or expected inflation could result in the Fund’s TIPS being insufficient to meet its cash flow needs. Therefore, in response to changes in interest rates or expected inflation, the Fund may seek to hedge its interest rate or inflation exposure by entering into U.S. Government Securities Derivatives. An inflation swap agreement involves the exchange of cash flows based on interest and inflation rate specifications and a specified principal amount, usually a fixed payment, such as the yield difference between Treasury securities and TIPS of the same maturity, for a floating payment that is linked to the Consumer Price Index (as defined below). An interest rate swap agreement involves the exchange of the right to receive or the obligation to pay interest on a security or other reference rate (i.e., a swap of the right to receive floating rate payments for fixed rate payments). There can be no assurance that the Fund’s use of derivatives will successfully hedge the Fund’s exposure or that appropriate derivatives will be available to the Fund to effectively hedge its exposure and, under certain circumstances described below, the Fund’s use of derivatives may actually increase the likelihood that the Fund will run out of assets prior to the Fund Liquidation Date.

“Distributions linked to inflation” means that Fund’s intended monthly distribution of $0.0833 per outstanding share of the Fund will be multiplied by an inflation adjustment, which is intended to reflect the cumulative impact of inflation since the launch of the Predecessor Fund but may not align perfectly with inflation actually experienced by investors. The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for October of the preceding calendar year divided by (B) the level of the Consumer Price Index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

In the case of anticipated monthly distributions that are expected to occur beyond the maturity date of the currently longest-dated U.S. Treasury bond, the Fund may seek to invest in centrally-cleared futures and swaps on U.S. Government Securities and interest rates (which we refer to as “U.S. Government Securities Derivatives”) that will enable the Fund to pay those monthly distributions.

Changes to the Fund’s Investment Policies. The Fund’s investment policies may be changed without shareholder approval unless a policy is identified in this prospectus or in the Statement of Additional Information as “fundamental.” The Fund’s investment objective is designated as fundamental and, as such, cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund does not anticipate having a materially high portfolio turnover rate. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

RISK CONSIDERATIONS

Investors should carefully consider the Fund’s risks, investment objective and share cancellation policies, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves risk. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to their investment objectives and individual situation, including their health and (ii) consider factors such as their net worth, income, age and risk tolerance. Investment should be avoided where an investor has very serious or life-threatening health problems.

The Fund is subject to the principal risks described above under “Special Risk Considerations” and the additional risks described below. As with any investment company, there is no guarantee that the Fund will achieve its investment objective. An investor could lose part of their investment in the Fund, and the Fund could underperform other investments.

Individual Mortality Risk. Shareholders who die before the year in which members of the Investor Cohort will turn 100 will have their shares cancelled for $0 in the next quarterly repurchase following their death. Shareholders who die will not be entitled to any further distributions following the cancellation of their shares.

No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment.

Individual Shareholder Health Risk. In order to achieve a positive return on their investment in the Fund following the Reorganization, a shareholder must live enough years following the Reorganization to receive a total amount of distributions from the Fund equal to the NAV per share of the Predecessor Fund immediately prior to the Reorganization, and the Fund must continue to have sufficient assets to make its planned distributions during such shareholder’s lifetime. Shareholders should not participate in the Reorganization if they have very serious or life-threatening health problems.

Risk that the Fund Will Run Out of Assets Prior to the Fund Liquidation Date. The Adviser will use, among other things, actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to set an initial purchase price of the Predecessor Fund and the other predecessor funds intended to give the LifeX Inflation-Protected Income Funds sufficient assets to fund their anticipated cash flows. These actuarial estimates will be based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be healthier and expected to live longer than the general population. If the Fund runs out of assets for any reason, however, the Fund will liquidate early.

The Predecessor Fund is expected to merge with the Fund in December of the year in which members of the Investor Cohort will turn 80. If the Fund has insufficient assets to make its monthly distributions before the Fund Liquidation Date, however, the Fund will liquidate early, and investors will not receive any distributions following the point in time at which the Fund ran out of assets.

Additionally, the actuarial estimates used by the Adviser in managing the Fund and the Predecessor Fund reflect New York Life Insurance and Annuity Corporation’s estimates of the mortality risk faced by individuals sharing the broad demographic characteristics of the investors in the Fund (for example, age and gender). These estimates are inherently subject to the risk that changes in factors impacting the mortality rates of this population could render the estimates materially inaccurate. For instance, if a breakthrough in medical science, and the affordable and sufficiently timely distribution to a large enough number of shareholders of that breakthrough, dramatically increases the life expectancy of investors in the Fund, the Fund may run out of assets prior to the Fund Liquidation Date.

As an example of the potential for a medical breakthrough to impact the LifeX Inflation-Protected Income Funds, the Centers for Disease Control and Prevention has estimated that the instantaneous, complete and total elimination of all forms of cancer would increase life expectancy by 3.2 years for newborns and by 1.8 years for a 70-year-old. If (a) this breakthrough occurred 15 years after the launch of a LifeX Inflation-Protected Income Fund, (b) the distribution of the breakthrough medication somehow occurred instantly and for free at that exact time to all Americans, (c) all Americans immediately took the medication and never needed another dose, and (d) its subsequent impact on shareholder mortality rates was spread evenly over the remaining 10 years of the LifeX Inflation-Protected Income Fund’s term, and if there were no other material changes to shareholder mortality rates and interest rates, the Adviser (based on information provided to it by New York Life Insurance and Annuity Corporation) has estimated that such a medical breakthrough would cause the LifeX Inflation-Protected Income Fund to liquidate in 23.9 years instead of 25 years following the launch of such LifeX Inflation-Protected Income Fund. Of course, if any of the assumptions in clauses (a) through (d) above were not met, the impact of such a medical breakthrough on the Fund’s expected liquidation date would be diminished.

Due to the novel nature of the LifeX Inflation-Protected Income Funds, it is possible that the actuarial estimates of mortality rates provided by New York Life Insurance and Annuity Corporation to the Adviser will not accurately predict the mortality rates of the shareholders in the LifeX Inflation-Protected Income Funds. To form accurate actuarial estimates for investors in a particular product, actuaries need to make assumptions about the types of individuals who will find a product attractive. For example, purchasers of life insurance may be viewed, as a group, as facing a higher mortality risk than the general public, because they are choosing to purchase a product that pays them if they die. Conversely, annuity purchasers may be viewed, as a group, as facing a lower mortality risk than the general public, because they are choosing to purchase a product that pays them if they continue to live. New York Life Insurance and Annuity Corporation will provide the Adviser actuarial estimates of mortality rates based on data for income annuities that the Adviser views as reasonably comparable to the LifeX Inflation-Protected Income Funds, based on the assumption that investors who view the LifeX Inflation-Protected Income Funds as an attractive investment will be similar in terms of health to investors who view such income annuities as attractive investments. However, because the LifeX Inflation-Protected Income Funds represent a novel investment product, the health of investors in the LifeX Inflation-Protected Income Funds may not be similar to purchasers of such annuities. If the health of investors in the Fund is even better than assumed and therefore investors in the Fund live materially longer than expected, the Fund may run out of assets prior to the Fund Liquidation Date.

In addition, please see “Consumer Price Index Risk”, “TIPS Risk”, “Interest Rate Risk” and “Cleared U.S. Government Securities Derivatives Risk” below for a description of additional risks that may cause the Fund to run out of assets prior to the Fund Liquidation Date.

No Insurance Protections Risk. The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party. Shareholders in the Fund will not benefit from the consumer protections provided by state insurance laws and regulations, including the protection afforded by state guaranty funds. Insurance products involve a promise to pay by an insurance company. The shares of the Fund do not involve any promise to pay by an insurance company or other third party. In addition, as described above under “Risk that the Fund Will Run Out of Assets Prior to the Fund Liquidation Date,” shareholders face the risk that the Fund will run out of assets to fund its intended distributions. If this were to occur, the Fund is not obligated to make the planned distributions, and there is no insurance company or other third party to which investors can look to for the planned distributions. If a prospective shareholder is concerned about these risks but desires guaranteed lifetime income, he or she should consult with an appropriate financial adviser, who may suggest an alternative product (such as a lifetime income annuity).

Consumer Price Index Risk. The amount of the Fund’s monthly distributions will generally increase in line with inflation in the U.S., as measured by changes in the Consumer Price Index published as of each October. The Fund intends to fund any increase in its monthly distribution amounts by investing in TIPS, which also increase in value in response to increases in the Consumer Price Index. If the Consumer Price Index remains flat or decreases over a period of time, the level of the Fund’s distributions will also remain flat or decrease accordingly. Furthermore, the Consumer Price Index may not accurately reflect the inflation experienced by the Investor Cohort as a result of different spending patterns between the U.S. population generally and the Investor Cohort, and an investor’s living expenses may be impacted by inflation in a different amount than is measured by the Consumer Price Index.

Treasury Inflation-Protected Securities (TIPS) Risk. The principal of TIPS increases with inflation and decreases with deflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation based upon an index intended to measure the rate of inflation. The cumulative principal adjustment cannot be negative. However, there can be no assurance that the relevant index will accurately measure the rate of inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate. The Fund is dependent on the existence and availability of TIPS to fund its inflation-linked monthly distributions. If the U.S. Treasury were to cease offering TIPS, the Fund may be unable to find suitable replacement investments that would allow the Fund to continue to make its inflation-linked monthly distributions. If the U.S. Treasury were to eliminate one or more of the maturities of TIPS it offers or were to reduce the frequency of new issues, the Fund may be unable to acquire, or it may become expensive to acquire, TIPS that produce cash flows or interest rate exposure that adequately match the Fund’s inflation-linked monthly distributions. If any of these situations were to occur, the Fund’s inflation-linked monthly distributions could cause the Fund to run out of assets prior to the Fund Liquidation Date. Additionally, the NAV of the fund will fluctuate based on changes in the market value of its TIPS investments.

Interest Rate Risk. The amount of the Fund’s distributions will be adjusted for realized inflation, not changes in market interest rates. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Because the Fund offers no repurchase mechanic other than cancellations for $0, shareholders may not tender their shares to redeploy their capital into such other investment options.

In addition, the Fund will generally seek to fund its distributions and payments by purchasing TIPS with cash flows that approximately match, in timing and amount, or in interest rate exposure, those distributions and payments. Because TIPS are only available in a limited number of tenors (i.e., lengths of time prior to expiration), this matching will only be approximate, and the Fund will need to periodically buy and sell securities issued by the U.S. Treasury, including TIPS, to fund any additional amounts needed to meet its distribution and payment obligations. This buying and selling activity exposes the Fund to interest rate and inflation risk, as changes in interest rates or expected inflation could make the securities it needs to purchase more expensive or make the securities it needs to sell less valuable. These risks are heightened in the early years of the Fund, and decrease over time as additional TIPS are issued, enabling the Fund to more precisely hedge its inflation exposure. These risks are also heightened in the case of a change to interest rates or expected inflation that disproportionately impacts particular tenors of U.S. Treasury securities (what is sometimes referred to as a “non-parallel shift”) because such a change could make the U.S. Treasury securities the Fund needs to buy more expensive without simultaneously making the U.S. Treasury securities already held by the Fund more valuable, or could make the U.S. Treasury securities the Fund needs to sell less valuable without simultaneously making the U.S. Treasury securities the Fund needs to buy less expensive.

The Fund may seek to hedge its exposure to interest rates and inflation through its use of derivatives linked to U.S. Government Securities, but there can be no assurance that the Fund will be successful in doing so or that appropriate derivatives will be available to the Fund to effectively hedge the Fund’s risk. In particular, the Fund does not expect cost-effective inflation-linked derivatives to be available to hedge the inflation risk faced by the Fund during the early years of the Fund’s existence. The Fund’s use of derivatives may, under certain circumstances, actually increase the risk that the Fund runs out of assets prior to the Fund Liquidation Date. The Fund may seek to establish derivatives positions that would generally be expected to offset the interest rate or inflation risk faced by the Fund. An important factor in determining the size of these derivatives positions will be the anticipated investor mortality. This means that if the actual rate of investor mortality is different than anticipated, the size of the Fund’s derivatives positions may be larger than necessary to offset the interest rate or inflation risk faced by the Fund. If this occurs, it is possible that a change in interest rates or inflation could cause the value of the Fund’s derivatives positions to decline by more than the corresponding increase in the value of the rest of the Fund’s portfolio, which could cause the Fund to run out of assets prior to the Fund Liquidation Date.

Liquidation Risk. The Fund expects to liquidate its remaining U.S. Government Securities on the Fund Liquidation Date and distribute the proceeds to surviving investors. Although the types of U.S. Government

Securities in which the Fund will invest have historically been liquid, it is possible that due to a market or political disruption around the time of the Fund Liquidation Date, the Fund’s U.S. Government Securities could become illiquid. In that case, the Fund may need to liquidate its securities over a number of trading days, resulting in the Fund’s assets being uninvested for a period of time, or the Fund may receive a price for its securities below what the Adviser believes they would receive in the absence of any disruption.

No Liquidity. Shares of the Fund will have no liquidity other than monthly distributions prior to the Fund Liquidation Date. Shares of the Fund will be non-transferable and the only liquidity shareholders in the Fund can expect is from the planned distributions and upon distribution of the Fund’s assets on the Fund Liquidation Date. Shareholders will hold their shares until the earlier of the Fund Liquidation Date or the quarter following their death, and after such time, the shareholders’ shares will be cancelled for $0. Unlike a traditional investment company, there will be no voluntary repurchases of the shares and mandatory cancellations of the shares will occur at prices not based on the NAV per share. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares. Because the payment stream of the Fund is tied to the life of the shareholder, people with serious or life-threatening health problems should not participate in the Reorganization. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. The Fund’s shares will not be listed on any national securities exchange.

Finite Existence Risk. Unlike a traditional investment company with a perpetual existence, the Fund is designed to have distributed substantially all of its assets by December of the year in which members of the Investor Cohort will turn 100. Although the Fund will seek to achieve income and a high level of reliable monthly distributions linked to inflation during the life of the Fund, following December of the year in which members of the Investor Cohort will turn 100, there will be no further distributions made by the Fund and shareholders may not be able to find a replacement investment that provides a similar level of distributions.

Management and Operational Risk; Cyber-Security Risk. The Fund is subject to management risk because it relies on the Adviser’s ability to achieve its investment objective. The Fund runs the risk that the Adviser’s management techniques will fail to produce desired results and cause the Fund to incur significant losses. The Adviser may fail to use derivatives effectively, may select investments that do not perform as anticipated by the Adviser and may choose to hedge or not to hedge positions at disadvantageous times.

Any imperfections, errors or limitations in quantitative analyses, actuarial assumptions and models used by the Adviser (or New York Life Insurance and Annuity Corporation, in providing certain actuarial information to the Adviser (as detailed above)) as part of the investment process could affect the Fund’s performance. Neither the Adviser nor New York Life Insurance and Annuity Corporation, in respect of the information it provides to the Adviser, have provided or will provide any guarantee or assurance to the Fund that these quantitative analyses, actuarial assumptions or models will accurately reflect the Fund’s performance. See “Inadvertent Distribution Risk” above.

The Fund is also subject to the risk of loss as a result of other services provided by the Adviser and other service providers, and the pricing, administrative, accounting, tax, legal, custody, transfer agency and other services provided by other service providers. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and cyber-attacks, disruptions and failures affecting, or by, a service provider.

The Fund’s, the Adviser’s, and the Fund’s other service providers’ use of internet, technology and information systems may expose the Fund to potential risks linked to cyber-security breaches of those technological or information systems. Cyber-security breaches could allow unauthorized parties to gain access to proprietary information, customer data or Fund assets, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. With the increased use of technology, mobile device and cloud-based service offerings and the dependence on the internet and computer systems to perform necessary business functions, investment companies (such as the Fund) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber attacks and/or other technological malfunctions. In general, cyber attacks are deliberate, but unintentional events may have similar effects. Cyber attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, ransomware, releasing confidential information without authorization, and causing operational disruption. Successful cyber attacks against, or security breakdowns of, the Fund, the Adviser, or the Custodian, Transfer Agent, or other third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber attacks may interfere with the processing of shareholder transactions, interfere with quantitative models, affect the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, result in theft of Fund assets, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While the Adviser has established business continuity plans and systems that it believes are reasonably designed to prevent cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been, or cannot be, identified. Service providers may have limited indemnification obligations to the Adviser or the Fund, each of whom could be negatively impacted as a result.

U.S. Government Securities Risk. Securities issued by the U.S. Treasury have not had credit-related defaults. However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of the Fund’s investments and increase the volatility of the Fund’s portfolio. There can be no assurance that U.S. Government Securities will retain their value.

Cleared U.S. Government Securities Derivatives Risk. The Fund intends to invest in futures, swaps or other derivative instruments on U.S. Government Securities. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in U.S. Government Securities. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Using derivatives can increase losses and reduce opportunities for gains when interest rates or other economic factors, or the derivative instruments themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase Fund volatility.

In a centrally cleared derivatives transaction, the Fund’s counterparty is a clearing house, rather than a bank or broker, and the credit risk is generally less than for privately negotiated derivatives because a clearinghouse provides a guarantee of performance. However, it is not clear how an insolvency proceeding of a clearinghouse would be conducted. The Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held by the clearing member on behalf of customers for cleared derivatives.

In October 2020, the Commission adopted Rule 18f-4 providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. The Fund intends to qualify as a “limited derivatives user” under Rule 18f-4, and, therefore, it is required to limit its derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of its net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Compliance with Rule 18f-4 will restrict the Fund’s ability to engage in certain derivatives transactions.

Inadvertent Distribution Risk. As described below under “Distributions and Cancellations — Distributions,” prior to making any distribution, the Adviser will attempt to verify which shareholders in the Fund has died, and whose shares have therefore become subject to cancellation, by using certain publicly available records and databases used by New York Life Insurance and Annuity Corporation in connection with its business. The Adviser believes these sources of information to be generally reliable, but it is likely that, from time to time, a distribution will be made to a deceased shareholder prior to that shareholder’s shares in the Fund being cancelled because the shareholder’s death has not become known to the Adviser. Any inadvertent distribution to a deceased investor will reduce the Fund’s assets and increase the possibility that that Fund will run out of assets before the Fund makes all of its planned distributions.

Money Market Fund Risk. The Fund intends to invest in money market funds that invest in U.S. Government Securities. An investment in money market funds is subject to the risk that such money market funds’ income will decline because of falling interest rates. Because money market funds’ income is based on short-term interest rates, which can fluctuate significantly over short periods, income risk is expected to be high for such funds. A low or negative interest rate environment will adversely affect money market funds’ return. Low or negative interest rates, depending on their duration and severity, could prevent money market funds from, among other things, providing a positive yield and/or maintaining a stable share price of $1, which would adversely affect the Fund’s investments in money market funds. Money market funds that invest in U.S. Government Securities are also subject to the risks described above in “U.S. Government Securities Risk.”

Limited Operating History Risk. The Fund is a series of a closed-end management investment company and has no history of operations, and thus has no meaningful operating or financial data on which investors may evaluate the Fund and its performance. The Fund is designed for long-term investors and not as a trading vehicle.

Anti-Takeover Provisions. The Declaration of Trust, together with any amendments thereto, include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

Tax Risk. The Fund intends to elect to be treated as and to qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify for such treatment, the Fund must derive at least 90% of its gross income each taxable year from qualifying income, meet certain asset diversification tests at the end of each fiscal quarter and distribute at least 90% of its investment company taxable income for each taxable year.

If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code for any reason, and were not able to cure such failure, the Fund would be treated as a “C Corporation” and, as such, would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income.

MANAGEMENT OF THE FUND

Board of Trustees

The Board of Trustees of the Trust (the “Board”) oversees the conduct of the Fund’s affairs and the Adviser’s management of the Fund. The composition of the boards of trustees responsible for overseeing each other LifeX Inflation-Protected Income Fund are currently the same as the composition of the Board.

The Adviser

Stone Ridge acts as the Fund’s investment manager under an Investment Management Agreement (the “Management Agreement”). Stone Ridge also acts as the investment adviser to each other LifeX Inflation-Protected Income Fund. Stone Ridge’s principal office is located at One Vanderbilt Avenue, 65th Floor, New York, New York 10017. As of September 30, 2023, Stone Ridge’s assets under management were approximately $21 billion. Stone Ridge is a Delaware limited liability company and is controlled by Stone Ridge Holdings Group LP, a holding company for the Adviser and its affiliates.

Under the general oversight of the Board, Stone Ridge has been engaged to carry out the investment and reinvestment of the assets of the Fund, furnish continuously an investment program with respect to the Fund, determine which investments should be purchased, sold or exchanged and implement such determinations by causing the Fund to make investments. Stone Ridge compensates all Trustees and officers of the Fund who are members of Stone Ridge’s organization and who render investment services to the Fund. Pursuant to the Management Agreement, the Adviser is paid a management fee for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (“Unified Management Fee”). Pursuant to the Management Agreement, the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Stone Ridge may voluntarily reimburse any fees and expenses of the Fund but is under no obligation to do so. Any voluntary reimbursements may be terminated at any time. Stone Ridge’s engagements with the other LifeX Inflation-Protected Income Funds are on substantially identical terms to its engagement with the Fund.

A discussion regarding the considerations of the Board for approving the Management Agreement will be included in the Fund’s first annual or semi-annual report to shareholders, as applicable, following the Fund’s commencement of operations.

Pursuant to the Management Agreement, Stone Ridge agrees to manage the investment and reinvestment of the Fund’s assets, determine what investments will be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund will be held uninvested and continuously review, supervise and administer the investment program of the Fund. In addition, under the terms of the Management Agreement, subject to the general supervision of the Board, Stone Ridge provides or causes to be furnished all supervisory, administrative, custodial and other services reasonably necessary for the operation of the Fund under the Unified Management Fee, including Stone Ridge’s own operating and overhead expenses attributable to its duties under the Management Agreement (such as salaries, bonuses, rent, office and administrative expenses, depreciation and amortization and auditing expenses).

In addition to bearing the Unified Management Fee, the Fund (and not the Adviser) bears the following expenses: the Fund’s ordinary and recurring investment expenses, including all fees and expenses directly related to portfolio transactions and positions for the Fund’s account (including brokerage, clearing, and settlement costs), interest charges, custody or other expenses attributable to negative interest rates on investments or cash, borrowing and other investment-related costs and fees including interest and commitment fees, short dividend expense, acquired fund fees and expenses, and taxes; litigation and indemnification expenses, judgments and extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and other similar funds. The Board of Advisors currently consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao are the Portfolio Managers of the Fund. Each of the Portfolio Managers has been a Portfolio Manager of the Fund since inception. Each of the Portfolio Managers is also a portfolio manager of other investment companies, including mutual funds, and in particular each other LifeX Inflation-Protected Income Fund.

Nate Conrad. Nate Conrad, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Song, Mr. Stevens and Ms. Zhao. Prior to joining Stone Ridge in 2016, Mr. Conrad worked at Goldman Sachs as a vice president in the Interest Rates Trading business. Mr. Conrad is the Head of LifeX at Stone Ridge, having formerly served as the Head of Markets at Stone Ridge and as the President of NYDIG. Mr. Conrad received his BSE in Computer Information Science from the University of Pennsylvania’s Engineering School.

Li Song. Li Song, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Conrad, Mr. Stevens, and Ms. Zhao. Prior to joining Stone Ridge in 2018, Mr. Song worked at Goldman Sachs as a senior strategist in Emerging Markets foreign exchange, interest rate, options, and credit products. Mr. Song received his PhD, M.Phil., and MA in Statistics from Columbia University and his BS in Mathematics at the University of Science and Technology of China.

Ross Stevens. Ross Stevens, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Conrad, Mr. Song, and Ms. Zhao. Mr. Stevens founded Stone Ridge in 2012. Mr. Stevens received his PhD in Finance and Statistics from the University of Chicago (Booth) and his BSE in Finance from the University of Pennsylvania (Wharton).

Yan Zhao. Yan Zhao, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Conrad, Mr. Song, and Mr. Stevens. Ms. Zhao is a co-founder of Stone Ridge. Ms. Zhao has held a variety of leadership roles at Stone Ridge, including Head of Reinsurance and President of NYDIG. Ms. Zhao holds an MBA from Harvard Business School and a BA in Economics from Harvard University.

Additional Information Regarding the Adviser and Portfolio Managers

The Statement of Additional Information provides additional information about the Adviser, including information about potential conflicts of interest that the Adviser may face in managing the Fund, and about each Portfolio Manager’s compensation and other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of securities in the Fund. The Statement of Additional Information is part of this prospectus and is available free of charge by calling (855) 609-3680 or at www.stoneridgefunds.com. The information (other than this prospectus, including the Statement of Additional Information) contained on, or that can be accessed through, www.stoneridgefunds.com is not part of this prospectus or the Statement of Additional Information.

Control Persons

A control person is a person who beneficially owns more than 25% of the voting securities of a company. Stone Ridge or its affiliate is currently the sole shareholder of the Fund and, therefore, a control person. However, it is anticipated that Stone Ridge or its affiliate will no longer be a control person once the Fund has had its initial share issuance to persons not affiliated with the Fund.

The Fund’s Service Providers

Custodian. U.S. Bank NA, located at 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, is the Fund’s custodian. The Adviser compensates the Custodian for its services out of the Unified Management Fee.

Transfer Agent. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the Fund’s transfer agent and dividend disbursing agent. The Adviser compensates the Transfer Agent for its services out of the Unified Management Fee.

Administrator. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Administrator”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the Fund’s administrator and accounting agent, performing general administrative tasks for the Fund, including, but not limited to, keeping financial books and records of the Fund. The Adviser compensates the Administrator for its services out of the Unified Management Fee.

Independent Registered Public Accounting Firm. [    ], located at [    ], serves as the Fund’s Independent Registered Public Accounting Firm, and is registered with, and subject to regular inspection by, the Public Company Accounting Oversight Board. The Adviser compensates [    ] for its services out of the Unified Management Fee.

Legal Counsel. Ropes & Gray LLP, located at 800 Boylston Street, Boston, Massachusetts, 02199 acts as legal counsel to the Fund. The Adviser compensates Ropes & Gray LLP for its services out of the Unified Management Fee.

DISTRIBUTIONS AND CANCELLATIONS

Distributions

Until the earlier of the Fund Liquidation Date or the last scheduled distribution date on which the Fund has assets to distribute, the Fund intends to make a distribution each month equal to $0.0833 per outstanding share of the Fund multiplied by an inflation adjustment as specified below, which is intended to reflect the cumulative impact of inflation since the launch of the Predecessor Fund. As discussed above, the Fund’s distributions are intended to be linked to inflation. Distributions will be adjusted based on a measure of inflation provided in the formula below. The adjustments for inflation made pursuant to this formula may not align perfectly with inflation actually experienced by investors. The intended annual total distribution per share shall not fall below $1.00 per share per year. The Fund intends to make these distributions on or about the third (3rd) business day of each calendar month.

The inflation adjustment will equal 1 for any month during calendar year 2024, and for any month in any calendar year following 2024, will equal the ratio of (A) the level of the Consumer Price Index for All Urban Consumers: All Items in U.S. City Average, Not Seasonally Adjusted, as published by the Federal Reserve Bank of St. Louis for October of the preceding calendar year divided by (B) the level of that same index published in October 2023, except that if this ratio is less than 1, the inflation adjustment will instead be equal to 1.

Because the Fund expects its monthly distributions to exceed the Fund’s net investment income and net realized capital gains, the Fund expects a portion of each distribution to be a return of capital (or capital gains, depending on the shareholder’s tax basis in the shares). If, in and with respect to any taxable year, the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as return of capital to the extent of the shareholder’s tax basis in its shares, and to the extent it exceeds the tax basis, as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition, if any, by the shareholder of its shares. See “Distributions and Federal Income Tax Matters” for a discussion of the tax consequences of the Fund’s intended distributions.

If the actual mortality rates experienced by shareholders in the Fund during the life of the Fund are materially lower than the actuarial estimates or if the Fund does not or is unable to effectively hedge the interest rate or inflation risk to which the Fund is exposed, the Fund may run out of assets prior to the Fund Liquidation Date, and therefore be unable to make any further distributions. If, on any scheduled distribution date, the Fund has insufficient assets to make the planned distribution, the Fund will liquidate and distribute all proceeds from that liquidation, if any, to its shareholders at the time of the liquidation. See “Risk that the Fund Will Run Out of Assets Prior to the Fund Liquidation Date” above.

Cancellations for $0 Upon Death

All shares held by a shareholder who has died will be cancelled by the Fund for $0 in the next quarterly repurchase following the shareholder’s death. Accordingly, a shareholder will therefore lose all of their remaining investment in the Fund after their death. In order to achieve a positive return on their investment in the Fund following the Reorganization, a shareholder must live enough years following the Reorganization to receive a total amount of distributions from the Fund equal to the NAV per share of the Predecessor Fund immediately prior to the Reorganization, and the Fund must continue to have sufficient assets to make its planned distributions during such shareholder’s lifetime. No rights or value from the shares, other than the right to receive distributions until the shares are cancelled, will pass to the deceased shareholders’ spouses, executors, administrators, heirs, successors, assigns, creditors or any other beneficiaries of the decedents’ estates or other estate planning vehicles created by the decedents. There can be no assurance that the amount of distributions received by a shareholder prior to their death will represent an adequate return on that shareholder’s investment.

The purpose of the cancellation for $0 is generally to enable the Fund to pursue its objective of paying monthly distributions linked to inflation to its living shareholders through December of the year in which members of the Investor Cohort will turn 100. If deceased shareholders were able to transfer their shares or redeem their shares for the NAV per share, the Fund would not have sufficient assets to make its planned distributions to surviving shareholders through the Fund Liquidation Date. A significant portion of the Fund’s shareholders are not expected to survive through the Fund Liquidation Date.

Based on data from the Society of Actuaries, the current average life expectancy for a member of the Investor Cohort is 91.5, and assuming such member is still alive at age 80, the member’s life expectancy will have increased to 92.5. The Adviser expects that the life expectancy of members of the Investor Cohort is higher than that of members of the broader population. A member of the Investor Cohort who purchased $10,000 of Predecessor Fund shares at the Predecessor Fund’s launch would have to live approximately 12.75 years to recoup the value of their investment. Given the principle of the time value of money (i.e., the concept that an amount of money is worth more now than that same amount will be in the future due to its earning potential), shareholders should consider how much longer than 12.75 years they would need to live to feel adequately compensated by the Fund’s distributions in exchange for their upfront investment of $10,000 in the Predecessor Fund.

Procedures for Determining Cancellations

Prior to the last business day of each February, May, August and November (each, a “Cancellation Date”), the Adviser will determine, working with New York Life Insurance and Annuity Corporation and using the operational procedures New York Life Insurance and Annuity Corporation uses in its business, whether any shareholder has died, resulting in eligibility for cancellation for $0. If the Adviser determines that a shareholder has died, it will send or cause to be sent a notice of determination to that shareholder using the contact information on file with the Transfer Agent or authorized intermediary no later than the fifteenth (15th) calendar day of the month preceding the month of the Cancellation Date. Any shareholder that receives a notice in error must contact the Adviser as soon as possible. If the shareholder does not contact the Adviser, or fails to respond to the Adviser’s requests for information necessary to determine whether the shareholder has died, during the approximately six-week period between delivery of the notice of determination and the Cancellation Date, the shares will be subject to cancellation for $0. Additionally, shareholders must keep their contact information on file with the Transfer Agent or authorized intermediary up to date or they risk having their shares repurchased and not receiving distributions they would otherwise be entitled to if they are identified as being deceased in error.

If, within one year following a cancellation for $0 of a shareholder’s shares, that shareholder notifies the Adviser that he or she has not died, the Adviser will direct the Transfer Agent to reverse the repurchase. The Transfer Agent will then deliver to that shareholder any distributions paid on the shares prior to reversal and not received by that shareholder as a result of the repurchase.

Shares are not permitted to be transferred to any person or entity other than to the same individual who originally subscribed for the shares (e.g., a shareholder may transfer shares between different accounts of which the shareholder is the beneficiary). For purposes of this prospectus and the operations of the Fund, including determining whether shares are subject to repurchase, the holder of any share of the Fund will be the natural person who subscribed for that share of the Fund when the share was originally purchased, regardless of how the shares are held for state law purposes.

HOW TO RECEIVE SHARES

The Fund is only being offered to shareholders of the Predecessor Fund in connection with the Reorganization, which is expected to take place in or around December of the year in which members of the Investor Cohort will turn 80. The Reorganization is expected to occur pursuant to an Agreement and Plan of Reorganization by and between the Fund and the Predecessor Fund, pursuant to which Predecessor Fund will transfer all of its assets to Fund in exchange for shares of Fund and the assumption by Fund of all of the liabilities of Predecessor Fund. Shareholders of the Predecessor Fund who are eligible to participate in the Reorganization will receive a proportional distribution of shares of the Fund. Prior to the Reorganization, shareholders of the Predecessor Fund will be notified of the considerations of the Predecessor Fund’s board of trustees relating to the Reorganization, the specific terms of the Reorganization, and the expected date of the closing of the Reorganization.

Investors in the Fund and the Predecessor Fund will be required to provide certain demographic information, including date of birth, gender and social security number or taxpayer identification number, to enable the Predecessor Fund to price its shares and to enable the Adviser to monitor for shares that may be cancelled by the Fund in the next quarterly repurchase as described under “Distributions and Cancellations — Procedures for Determining Cancellations.”

In order to proceed with the Reorganization under the Federal securities laws, the Predecessor Fund must receive the affirmative vote of a majority of the Predecessor Fund’s outstanding voting securities. Accordingly, each member of the Investor Cohort will receive a proxy statement requesting their vote on whether the Predecessor Fund may proceed with its reorganization into the Fund. The Adviser expects that investors who purchase shares in the Predecessor Fund will do so with the intent to agree to the Reorganization, and that shareholders who do not wish to participate in the Reorganization will redeem. However, there is no guarantee that the Reorganization will occur.

Investors should consider the Reorganization and the conversion of the Predecessor Fund to a closed-end fund as a new investment decision. Investors should expect to receive a new registration statement at the time of the Reorganization, and should evaluate whether investing in the Fund is appropriate for them. Investors should consider participating in the Reorganization if they are generally healthy, desire monthly distributions linked to inflation and are willing to accept the risks of the Fund described herein, including the risk that they die earlier than expected or that shareholders in the Fund generally live longer than expected. In order to achieve a positive return on their investment in the Fund following the Reorganization, a shareholder must live enough years following the Reorganization to receive a total amount of distributions from the Fund equal to the NAV per share of the Predecessor Fund immediately prior to the Reorganization, and the Fund must continue to have sufficient assets to make its planned distributions during such shareholder’s lifetime.

People with serious or life-threatening health problems should not participate in the Reorganization.

The Fund is not an annuity or other type of insurance contract and the distributions provided by the Fund are not guaranteed or otherwise backed by an insurance company or by any third party.

Investment Minimums

All investments are subject to approval of the Adviser. There is no minimum investment requirement for an investment in the shares.

Other Policies

No Share Certificates. The issuance of shares is recorded electronically on the books of the Fund. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of shares of the Fund you own. An investor can rely on these statements in lieu of certificates. The Fund does not issue certificates representing shares of the Fund.

Lost Shareholders, Inactive Accounts and Unclaimed Property. It is important that each shareholder ensures that the address on file with the Transfer Agent is correct and current to ensure that the investor receives account statements and other important mailings and that the account is not deemed abandoned in accordance with state law. Accounts may be deemed abandoned if no activity occurs within the account during the “inactivity period” specified in the applicable state’s abandoned property laws, which vary by state. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. While the Transfer Agent will, if it receives returned mail, attempt to locate the investor or rightful owner of the account in accordance with applicable law, if the Transfer Agent is unable to locate the investor and the account is legally considered abandoned, then it will follow the applicable escheatment requirements. It is your responsibility to ensure that you maintain a correct address for your account. Please proactively contact the Transfer Agent toll-free at (855) 609 3680 at least annually to ensure your account remains in active status. The Fund and the Adviser will not be liable to shareholders or their representatives for good faith compliance with escheatment laws.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent or authorized intermediary will verify certain information upon account opening as part of the Fund’s Anti-Money Laundering Program. You will be asked to supply certain required information, such as your full name, date of birth, social security number and permanent street address.

If the identity of a customer cannot be verified, the account will be rejected or the customer will not be allowed to perform a transaction on the account until the customer’s identity is verified. The Fund may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

The Fund and its agents are not responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and repurchasing an investor’s shares when an investor’s identity is not verified.

In addition, the Fund may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

INTERMEDIARY AND SERVICING ARRANGEMENTS

Foreside Global Services, LLC (the “Distributor”), a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the principal underwriter and exclusive distributor of Shares of the Fund.

The Distributor will use commercially reasonable efforts to distribute the shares of the Fund, subject to various conditions, pursuant to the terms of its contract with the Fund. The Distributor will not be obligated to sell any specific amount of shares of the Fund, or to buy any of the shares. The Fund will indemnify the Distributor and its affiliates against certain liabilities, including certain liabilities arising under the Securities Act of 1933, as amended, and the 1940 Act. The Distributor will indemnify the Fund, the Adviser and each Trustee against certain liabilities arising out of or based upon the Distributor’s breach of any of its obligations, representations, warranties or covenants under its contract with the Fund, the Distributor’s failure to comply with any applicable securities laws or regulations or any claim that the Fund’s registration statement, prospectus, sales literature and advertising materials or other information filed or made public by the Fund (as from time to time amended) include or included an untrue statement of a material fact or omitted to state a material fact required to be stated

therein or necessary in order to make the statements not misleading, insofar as such statement or omission was made in reliance upon, and in conformity with, information furnished to the Fund by the Distributor in writing.

The Adviser will pay the Distributor for its services to compensate the Distributor in connection with its activities as the legal underwriter/distributor of the Fund, its advertising and sales literature review, approval and record maintenance, its facilitation and review of regulatory filing material, its assistance with financial intermediary agreement preparation and processing and its administration of the Fund’s intermediary due diligence program.

No market exists for the Fund’s shares. The Fund’s shares are not listed, and the Fund does not intend to list the shares, for trading on any national securities exchange. Under the terms of the Fund’s Declaration of Trust, the shares are non-transferable. There is no secondary market for the Fund’s shares and, because shares are non-transferable, no secondary market in the shares will develop.

Financial intermediaries may provide varying investment products, programs, platforms and accounts for the benefit of shareholders. Such intermediaries generally charge fees in connection with a variety of services, which include (i) personal and account maintenance services, sub-transfer agency services and custodial services rendered to shareholders who are customers of the intermediary, including electronic transmission and processing of orders, electronic fund transfers between shareholders and the Fund, reinvestment of distributions, settlement and reconciliation of transactions, liaising with the Transfer Agent, facilitation of electronic delivery to shareholders of Fund documentation, monitoring shareholder accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and other similar services (fees for such services, “servicing fees”) and/or (ii) activities primarily intended to result in the sale of shares (fees for such services, if any, “distribution fees” and, together with servicing fees, “intermediary fees”). Such fees may be based on the number of accounts or may be a percentage of the average value of accounts for which the intermediary provides services and are intended to compensate intermediaries for their provision of services of the type that would be provided by the Transfer Agent or other service providers if the shares were registered on the books of the Fund. The Fund does not believe that any portion of fees currently paid to financial intermediaries is for distribution activities.

DETERMINATION OF NET ASSET VALUE

The net asset value (“NAV”) per share of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments, cash and other assets, less any liabilities (including accrued expenses or dividends), by the total number of shares outstanding. The Fund’s shares will be valued as of a particular time (the “Valuation Time”) on each day that the New York Stock Exchange (“NYSE”) opens for business1; provided, that the Fund reserves the right to calculate the NAV more or less frequently if deemed desirable. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). In unusual circumstances, the Valuation Time may be at a time other than 4:00 p.m. Eastern time, for example, in the event of an earlier, unscheduled close or halt of trading on the NYSE. The current NAV per share of the Fund may be obtained by contacting the Transfer Agent by telephone at (855) 609-3680.

In accordance with the regulations governing registered investment companies, the Fund’s transactions in portfolio securities and purchases and sales of shares (which bear upon the number of shares outstanding) are generally not reflected in the NAV determined for the business day on which the transactions are effected (the trade date), but rather on the following business day.

The Board has approved procedures pursuant to which the Fund values its investments (the “Valuation Procedures”). The Board has established a Valuation Committee (the “Board Valuation Committee”), which has

[1]

The NYSE is generally open from Monday through Friday, 9:30 a.m. to 4:00 p.m., Eastern time. NYSE, NYSE Arca, NYSE Bonds and NYSE Arca Options markets will generally close on, and in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

designated the Adviser to serve as “valuation designee” in accordance with Rule 2a-5 of the 1940 Act and, in that capacity, to bear responsibility for implementing the Valuation Procedures, including performing fair value determinations relating to all investments held by the Fund (as needed), periodically assessing and managing any valuation risks and establishing and applying fair value methodologies, subject to the oversight of the Board Valuation Committee and certain reporting and other requirements as described in the Valuation Procedures. A committee consisting of personnel of the Adviser (the “Adviser Valuation Committee”) performs certain functions in implementing the Valuation Procedures, including with respect to the performance of fair value determinations.

Listed below is a summary of certain of the methods generally used currently to value investments of the Fund under the Valuation Procedures:

Non-prime money market funds, including government securities money market funds, and cash sweep programs are generally valued at amortized cost.

Other debt securities, including U.S. government debt securities, are valued by an independent pricing service at an evaluated (or estimated) mean between the closing bid and asked prices.

Exchange-traded derivatives, such as options and futures contracts, are valued at the settlement price on the exchange or mean of the bid and asked prices.

Non-exchange traded derivatives are generally valued on the basis of valuations provided by a pricing service or using quotes provided by a broker/dealer (typically the counterparty).

The Fund generally expects that its investments in U.S. Government Securities will not require the use of fair valuation methodologies. In the event that market quotations are not readily available for a particular Fund asset (which may be the case with respect to the Fund’s investments in derivative instruments) or available market quotations or other information are deemed to be unreliable by the Adviser Valuation Committee, then such instruments will be fair valued as determined in good faith by the Adviser Valuation Committee. In these circumstances, the Fund determines fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration by the Adviser Valuation Committee of any information or factors it deems appropriate.

Fair value pricing may require subjective determinations about the value of a portfolio instrument. Fair values may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Fund. It is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

DISTRIBUTIONS AND FEDERAL INCOME TAX MATTERS

It is the Fund’s policy to make distributions at least annually of all or substantially all of its net investment income and net realized capital gains, if any.

This section summarizes some of the important U.S. federal income tax consequences of investing in the Fund. This discussion does not address all aspects of taxation that may apply to shareholders, such as the estate tax, or to specific types of shareholders such as tax-deferred retirement plans and persons who are not “U.S. persons” within the meaning of the Code. Investors should consult their tax advisers for information concerning the possible application of federal, state, local or non-U.S. tax laws to them. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

The Fund intends to elect to be treated as and to qualify each year to be treated as a RIC under Subchapter M of Chapter 1 of the Code. A RIC generally is not subject to federal income tax at the fund level on income and gains that are timely distributed to shareholders. To qualify for such treatment, the Fund must meet certain income, asset diversification and distribution requirements.

Failure of the Fund to qualify and be eligible to be treated as a RIC would result in fund-level taxation and, consequently, a reduced return on investment for shareholders. The Fund could in some cases cure such failure, including by paying a fund-level tax or interest, making additional distributions, or disposing of certain assets.

For federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income. The tax treatment of Fund distributions of capital gains is determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long investors owned their shares. Distributions of net capital gains (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which are taxed to individuals at reduced rates. Distributions of net gains from the sale or deemed disposition of investments that the Fund held or is treated as having held for one year or less will be taxable as ordinary income.

If, in and with respect to any taxable year, the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as return of capital to the extent of such shareholder’s tax basis in its shares, and to the extent it exceeds such tax basis, as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition, if any, by the shareholder of its shares. A portion of each distribution is expected to constitute a return of capital (or, to the extent that such portion exceeds such shareholder’s tax basis in such shares, capital gains).

A dividend will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

Early each year, we will send investors a statement showing the tax status of their dividends and distributions for the prior year.

If shares are cancelled for $0 upon their shareholder’s death (or at the next quarterly repurchase following the shareholder’s death), such deceased shareholder will not recognize a loss (or gain) for U.S. federal income tax purposes in respect of such cancellation. Instead, the person that received the shares from or through the deceased shareholder by reason of the shareholder’s death (the “Successor Shareholder”) is generally expected to recognize capital loss in the amount of its tax basis of the Fund shares at the time of cancellation. However, the basis of the shares in the hands of the Successor Shareholder will equal the fair market value (for U.S. federal income tax purposes) of the shares at the date of the deceased shareholder’s death and, at such time, the fair market value of such Fund shares is expected to be close to $0 because the shares will be cancelled during the quarter following the deceased shareholder’s death. As a result, the Successor Shareholder might not recognize a loss even in the event that the total amount of distributions received by the deceased shareholder and the Successor Shareholder are collectively less than the purchase price the deceased shareholder paid for shares of the Predecessor Fund.

If, after the death of a shareholder, a Successor Shareholder receives one or more distributions prior to the cancellation by the Fund of such shares, such Successor Shareholder is generally subject to U.S. federal income tax on the distributions (which may be taxed as ordinary income, return of capital or capital gains, as described above). Further, any loss it realizes on the cancellation of such shares will be a capital loss without regard to whether the distribution was treated as capital gain or ordinary income.

If, within one year following a cancellation of a shareholder’s shares, that shareholder notifies the Adviser that he or she has not died, the Adviser will direct the Transfer Agent to reverse such cancellation. The Transfer Agent will then deliver to that shareholder any distributions paid on the shares prior to reversal and not received by that shareholder (or a person purported to be a Successor Shareholder) because of the cancellation. The shareholder will generally realize a loss on the inadvertent cancellation. In general, if the Adviser were to reverse a prior cancellation as described in this paragraph, the shareholder would (i) likely recognize income, which might be treated as ordinary income, on the receipt of the shares at least to the extent of the loss that such shareholder previously recognized, (ii) have a tax basis in the reacquired shares equal to the amount delivered by the shareholder for such shares plus the amount recognized as income under clause (i), and (iii) the distributions delivered to the shareholder would be included in the shareholder’s income, generally as ordinary income.

The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. The Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s “current and accumulated earnings and profits” (generally, the net investment income and net capital gains of the Fund with respect to that year), in which case the excess generally will be treated as a return of capital, which will be tax-free to the holders of the shares, up to the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A portion of each distribution is expected to constitute a return of capital (or, to the extent that such portion exceeds such shareholder’s tax basis in such shares, capital gains).

The Fund’s investments in debt instruments, inflation-indexed securities, and derivatives may increase or accelerate the Fund’s recognition of income or gain and may affect the timing, amount or character of the Fund’s distributions.

A 3.8% Medicare contribution tax is imposed on the “net investment income” of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes dividends, interest and net gains from the disposition of investment property (including the Fund’s ordinary income dividends and Capital Gain Dividends). Shareholders should consult their tax advisers regarding the effect, if any, that this provision may have on their investment in the Fund.

Sections 1471-1474 of the Code and the U.S. Treasury Regulations and Internal Revenue Service (“IRS”) guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA 30% of ordinary dividends the Fund pays to that shareholder. If a payment by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above. The IRS and the Department of Treasury have issued proposed regulations providing that the gross proceeds of share redemptions or exchanges and Capital Gain Dividends the Fund pays will not be subject to FATCA withholding. Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary. In addition, some foreign countries have implemented, and others are considering, and may implement, laws similar in purpose and scope to FATCA.

The states generally permit investment companies, such as the Fund, to “pass through” to their shareholders the state tax exemption on income earned from investments in the types of U.S. Treasury obligations the Fund expects to hold, so long as a fund meets all applicable state requirements. California, Connecticut and New York exempt such income when a fund has invested at least 50% of its assets in U.S. government securities. The Fund generally expects that shareholders will be allowed to exclude from state taxable income distributions made to the shareholder by the Fund that are attributable to interest the Fund directly or indirectly earned on such investments. Investors should consult their tax advisers regarding the applicability of any such exemption to their situation.

The discussion above is very general. Investors should consult their tax advisers about the effect that an investment in the Fund could have on their tax situation, including possible foreign, federal, state or local tax consequences, or about any other tax questions they may have.

DESCRIPTION OF THE FUND

The Trust is a statutory trust established under the laws of State of Delaware by the Certificate of Trust dated March 16, 2020. The Declaration of Trust authorizes the Trust to issue an unlimited number of shares of beneficial interest, par value, unless the Trustees shall otherwise determine, $0.001 per share. All shares have equal rights to the payment of dividends and other distributions and the distribution of assets of the Fund upon liquidation. Shares are, when issued, fully paid and non-assessable by the Fund and have no pre-emptive or conversion rights or rights to cumulative voting. Under the terms of the Declaration of Trust, the shares are, except as set forth below, non-transferable. All shares held by a shareholder who has died will be cancelled by the Fund for $0 in the next quarterly repurchase following the shareholder’s death.

Each Share is entitled to share equally in dividends declared by the Board payable to holders of shares and in the net assets of the Fund available for distribution to holders of shares upon liquidation. The Fund will liquidate on the Fund Liquidation Date.

The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder or former shareholder held personally liable for the obligations of the Fund solely by reason of such person’s status as a shareholder or former shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

The Declaration of Trust provides that shareholders may bring a derivative action on behalf of the Fund only if certain conditions are met, including that a shareholder make a pre-suit demand upon the Fund’s Trustees to bring the subject action and that the Trustees be afforded a reasonable amount of time to consider such request and to investigate the basis of such claim. In addition, the Declaration of Trust requires that shareholders holding at least 10% of the Fund’s shares must join in any request for the Trustees to commence an action, and that shareholders making such request undertake to reimburse the Fund for any expenses of counsel or advisors hired by the Trustees to consider such demand in the event that the Trustees determine not to bring an action. Any decision by the Trustees after considering such demand to bring, maintain or settle (or not to bring, maintain or settle) such action shall be binding upon shareholders. The limitations on derivative actions in the Declaration of Trust do not apply to claims under the federal securities laws.

Shareholders have no pre-emptive or conversion rights. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees will distribute the remaining assets of the Fund among the holders of the shares.

The Board may classify or reclassify any issued or unissued shares of the Fund into shares of any class by redesignating such shares or by setting or changing in any one or more respects, from time to time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of repurchase of such shares. Any such classification or reclassification will comply with the provisions of the Declaration of Trust and the 1940 Act.

As of [    ], 2023, the following number of shares of the Fund was authorized for registration and outstanding:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by the Fund for its Account	Amount Outstanding Exclusive of Amount Shown Under (3)
Shares of Beneficial Interest	Unlimited	$[0]	$[ ]

Anti-Takeover Provisions. The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s assets or liquidation. Reference should be made to the Declaration of Trust on file with the Commission for the full text of these provisions.

REPORTS TO SHAREHOLDERS

The Fund sends to shareholders unaudited semi-annual and audited annual reports, including a consolidated list of investments held.

ADDITIONAL INFORMATION

The prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the Commission. The complete Registration Statement may be obtained from the Commission upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling (855) 609-3680.

Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this prospectus forms a part, each such statement being qualified in all respects by such reference.

STONE RIDGE’S PRIVACY NOTICE

Stone Ridge’s Commitment to Privacy

Stone Ridge recognizes and respects your privacy. This Privacy Notice describes the types of personal information we obtain, how we use that information and to whom we disclose it. Non-public personal information means personally identifiable financial information that is not publicly available and any list, description or other grouping of consumers (and publicly available information pertaining to such consumers) that is derived using any personally identifiable financial information that is not publicly available.

Stone Ridge does not sell your non-public personal information to any third parties. Stone Ridge uses your non-public personal information primarily to complete financial transactions that you request or to make you aware of other financial products and services offered by Stone Ridge or its affiliates.

Information Stone Ridge Collects About You

Stone Ridge collects the following categories of non-public personal information about you:

•	Information that you provide, which may include your name and address, social security number or tax identification number, date of birth and/or other information;

•	Information about transactions and balances in accounts with Stone Ridge or its affiliates;

•	Information about transactions and balances in accounts with non-affiliated third parties; and

•	Information from consumer reporting agencies.

How Stone Ridge Discloses Your Personal Information

Below are the details of circumstances in which Stone Ridge may disclose non-public personal information to third parties:

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In order to complete certain transactions or account changes at your direction, it may be necessary to provide certain non-public personal information about you, such as your name, social security number or tax identification number or date of birth, to companies, individuals or groups that are not affiliated with Stone Ridge, such as administrators, custodians, transfer agents, accountants, attorneys and broker-dealers.

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In order to notify you about other financial products and services that a Stone Ridge affiliated company offers, Stone Ridge may share non-public personal information it has about you, such as your name, contact information or information about transactions and balances in accounts with Stone Ridge or its affiliates, with a Stone Ridge affiliated company.

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In certain instances, Stone Ridge may contract with non-affiliated companies to perform services for or on behalf of Stone Ridge. Where necessary, Stone Ridge will disclose non-public personal information it has about you, such as your name, social security number or tax identification number or date of birth, to these third parties. In such cases, Stone Ridge will require the third party to use the information only for that purpose. In addition, Stone Ridge requires these third parties to treat your non-public information with the same high degree of confidentiality that Stone Ridge does.

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Finally, Stone Ridge will release non-public information about you if directed by you to do so or if Stone Ridge is authorized by law to do so, such as with respect to the investigation or assertion of legal rights, in connection with a corporate transaction involving Stone Ridge or in compliance with legal or regulatory obligations.

How Stone Ridge Safeguards Your Personal Information

Stone Ridge restricts access to non-public personal information about you to its employees and to third parties, as described above. Stone Ridge maintains physical, electronic, and procedural safeguards reasonably designed to protect the confidentiality of your non-public personal information.

Keeping You Informed

Stone Ridge reserves the right to modify this policy at any time and will keep you informed of further changes as required by law.

LifeX Inflation-Protected Income Closed-End Fund 1948F

For More Information

To obtain other information and for shareholder inquiries:

By telephone:	(855) 609-3680

By mail:	LifeX Inflation-Protected Income Closed-End Fund 1948F c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202

On the Internet:	SEC EDGAR database — www.sec.gov

The Fund’s investment company registration number is 811- 23559.

Subject to Completion dated December 28, 2023

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission becomes effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

LifeX Inflation-Protected Income Trust 1948F

LIFEX INFLATION-PROTECTED INCOME CLOSED-END

FUND 1948F

[    ], 2023

One Vanderbilt Avenue, 65th Floor

New York, NY 10017 (855) 609-3680

This Statement of Additional Information (“SAI”) describes LifeX Inflation-Protected Income Closed-End Fund 1948F (the “Fund”). This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund’s current prospectus dated [    ], 2023, as supplemented from time to time (the “Prospectus”). This SAI supplements and should be read in conjunction with the Prospectus, as well as material incorporated by reference into the Fund’s Registration Statement and other information regarding the Fund. The Fund has not yet commenced investment operations and its shares have not previously been offered to the public. Therefore, the Fund does not have any financial statements. Financial statements will be available in the Fund’s annual and semi-annual reports when they are prepared. Copies of the Prospectus may be obtained without charge by writing the Fund at the address, or by calling the toll-free telephone number listed above, or by visiting www.stoneridgefunds.com or the EDGAR database on the Commission’s website (www.sec.gov).

LifeX INFLATION-PROTECTED INCOME TRUST 1948F

LifeX INFLATION-PROTECTED INCOME CLOSED-END FUND 1948F

ADDITIONAL INVESTMENT INFORMATION, RISKS AND RESTRICTIONS

LifeX Inflation-Protected Income Closed-End Fund 1948F (the “Fund”) is a series of a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is an investment portfolio of LifeX Inflation-Protected Income Trust 1948F (the “Trust”), a Delaware statutory trust organized on March 16, 2020. Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) serves as the investment adviser to the Fund and each other LifeX Inflation-Protected Income Fund. The Fund pursues its investment objective by investing in debt securities issued by the U.S. Treasury, primarily securities that are commonly known as TIPS (Treasury Inflation-Protected Securities) or other securities that are also backed by the full faith and credit of the U.S. government (which we refer to as “U.S. Government Securities”), as well as centrally-cleared futures and swaps on U.S. Government Securities, interest rates and inflation (which we refer to as “U.S. Government Securities Derivatives”). TIPS are income-generating instruments the principal payments of which are adjusted for inflation (i.e., increase or decrease annually based on the level of a government-published measurement of inflation).

The Adviser will use actuarial estimates of mortality rates provided by New York Life to set an initial purchase price of the LifeX Inflation-Protected Income Fund 1948F (the “Predecessor Fund”) and each other LifeX Inflation-Protected Income Fund that is a series of Stone Ridge Trust, an open-end management investment company organized as a Delaware statutory trust (the “Predecessor Funds”). The purpose of having different initial purchase prices for the Predecessor Funds is to establish a fair purchase price for all investors and is intended to give the Predecessor Funds and each corresponding LifeX Inflation-Protected Income Fund that is a closed-end management investment company sufficient assets to fund anticipated cash flows and enable each LifeX Inflation-Protected Income Fund to make its planned inflation-linked distributions until the Fund Liquidation Date.

The Prospectus discusses the investment objective of the Fund, as well as the principal investment strategies it employs to achieve its objective and the principal investment risks associated with those strategies. Additional information about the strategies and other investment practices the Fund may employ and certain related risks of the Fund are described below.

There is no assurance that the Fund’s investment objective will be achieved. The Fund’s investment objective is designated as fundamental and, as such, cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities.

Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Prospectus. References in this SAI to the Fund investing in any instrument, security or strategy includes direct or indirect investment, including gaining exposure through derivatives or other investment companies.

Additional Investment Information and Risks

U.S. Treasury Obligations. These include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of one to ten years when issued) and Treasury bonds (which have maturities of more than ten years when issued). Compared to other securities offered by the U.S. Treasury, TIPS are a relatively new offering. The principal of TIPS increases with inflation and decreases with deflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value (but not below par) that has been adjusted for inflation (i.e., increase or decrease annually based on the level of a government-published measurement of inflation) based upon an index intended to measure the rate of inflation. However, there can be no assurance that the relevant index will accurately measure the rate of inflation. If the U.S. Treasury were to cease offering TIPS, eliminate one or more of the maturities of TIPS it offers or reduce the frequency of new issues, the Fund may be unable to acquire, or it may become expensive to acquire, TIPS that produce cash flows or interest rate exposure that adequately match the Fund’s inflation-linked monthly distributions. If any of these situations were to occur, the Fund’s inflation-linked monthly distribution could cause the Fund to run out of assets prior to the Fund Liquidation Date.

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Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. Similar to other issuers, changes to the financial condition or credit rating of the United States government may cause the value of the Fund’s direct or indirect investment in Treasury obligations to decline. Securities issued by the U.S. Treasury have not had credit-related defaults (i.e., failures to fulfill payment-related obligations such as interest or principal payments). However, events have in the past, and may in the future, lead to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies.

Portfolio Turnover. Purchases and sales of portfolio investments may be made as considered advisable by the Adviser in the best interests of the shareholders. The Fund’s portfolio turnover rate may vary from year-to-year, as well as within a year. Higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund and may result in higher taxes when Fund shares are held in a taxable account. Because the Fund has not commenced investment operations, it does not have a portfolio turnover rate. Based on the Fund’s anticipated portfolio of investments, the Fund does not anticipate having a materially high portfolio turnover rate.

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short- term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Additional Information Regarding Cleared U.S. Government Security Derivatives. The Fund may enter into derivatives contracts with respect to any security or other instrument in which it is permitted to invest or with respect to any related security, instrument or index (“reference instruments” or “reference securities”). The Fund may invest in U.S. Government Securities Derivatives. This universe of investments is subject to change under varying market conditions and as these instruments evolve over time.

The derivatives contracts the Fund may enter into involve substantial risks, including those discussed in the Prospectus. Derivatives typically allow the Fund to seek to increase or decrease the level of risk to which it is exposed more quickly and efficiently than transactions in other types of instruments. The Fund incurs costs in connection with opening and closing derivatives positions.

The use of derivatives can lead to losses because of adverse movements in the price or value of the reference instrument, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the reference instrument and magnifies potential losses. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market, thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior, unexpected events or the Adviser’s failure to use derivatives effectively. Derivative instruments may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the reference instrument.

Regulatory Issues. With respect to the Fund, the Adviser has claimed an exclusion from the definition of the term commodity pool operator (“CPO”) under the Commodity Exchange Act (the “CEA”) pursuant to Commodity Futures Trading Commission Rule 4.5. Accordingly, the Adviser (with respect to the Fund) is not subject to registration or regulation as a CPO under the CEA. To remain eligible for the exclusion, the Fund is limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions.

U.S. Government Securities Derivatives Tax Issues. The Fund’s investments in derivative instruments could affect the amount, timing and character of the Fund’s distributions; in some cases, the tax treatment of such

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investments may not be certain. The tax issues relating to these and other types of investments and transactions are described more fully under “Distributions and Federal Income Tax Matters” in the Prospectus.

Interest Rate Risk. The amount of the Fund’s distributions will be adjusted for realized inflation, not changes in market interest rates. However, if interest rates increase, shareholders face the risk that the value to them of the Fund’s distributions will decrease relative to other investment options that may be available at that time. Because the Fund offers no repurchase mechanic other than cancellations for $0, shareholders may not tender their shares to redeploy their capital into such other investment options.

The Fund will generally seek to fund its distributions and payments by purchasing TIPS with cash flows that approximately match, in timing and amount, or in interest rate exposure, those distributions and payments. Because TIPS are only available in a limited number of tenors (i.e., lengths of time prior to expiration), this matching will only be approximate, and the Fund will need to periodically buy and sell securities issued by the U.S. Treasury, including TIPS, to fund any additional amounts needed to meet its distribution and payment obligations. This buying and selling activity exposes the Fund to interest rate and inflation risk, as changes in interest rates or expected inflation could make the securities it needs to purchase more expensive or make the securities it needs to sell less valuable. The Fund may also seek to hedge its exposure to interest rates and inflation through its use of derivatives linked to U.S. Government Securities, but there can be no assurance that the Fund will be successful in doing so or that appropriate derivatives will be available to the Fund to effectively hedge the Fund’s risk.

Zero-Coupon Securities. The Fund can invest in zero-coupon securities. Zero-coupon U.S. government securities will typically be U.S. Treasury notes and U.S. Treasury bonds that have been stripped of their interest coupons or certificates representing interests in those stripped debt obligations and coupons.

Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. The discount typically decreases as the maturity date approaches.

Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

A Fund’s investment in zero-coupon securities may cause the Fund to recognize income for federal income tax purposes without a corresponding receipt of cash; this can require the Fund to dispose of investments, including when not otherwise advantageous to do so, to meet distribution requirements.

Investment Restrictions

Fundamental Investment Restrictions of the Fund

The following investment restrictions of the Fund (which are identical to the investment restrictions of each other LifeX Inflation-Protected Income Fund) are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. Under the 1940 Act, a “majority” vote is defined as the vote of the holders of the lesser of: (a) 67% or more of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the meeting; or (b) more than 50% of the outstanding shares of the Fund.

Under these restrictions, the Fund:

(1) may issue senior securities to the extent permitted by applicable law;

(2) may borrow money to the extent permitted by applicable law;

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(3) may not underwrite securities;

(4) may not purchase, sell or hold real estate;

(5) may not make loans;

(6) may not purchase and sell commodities, except that the Fund may purchase and sell futures contracts and options and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities; and

(7) may not invest 25% or more of its total assets in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Where applicable, the foregoing investment restrictions shall be interpreted based on the applicable rules, regulations and pronouncements of the U.S. Securities and Exchange Commission (the “Commission”) and its staff.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust (the “Board,” and each of the trustees on the board, a “Trustee”) has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Fund’s portfolio securities. These policies and procedures are designed to protect the confidentiality of the Fund’s portfolio holdings that are not publicly available (“Confidential Portfolio Holdings”) and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board.

The holdings of the Fund will be disclosed in quarterly filings with the Commission on Form N-PORT as of the end of the first and third quarters of the Fund’s fiscal year and on Form N-CSR as of the second and fourth quarters of the Fund’s fiscal year. In addition, the Fund may disclose to the general public its holdings information from time to time.

The Trust may disclose Confidential Portfolio Holdings to certain persons, including shareholders of the Trust (including shareholders of record of indirect investments in the Fund through another fund managed by the Adviser), qualified potential shareholders as determined by the Adviser (including qualified potential shareholders who are considering an indirect investment in the Fund through another fund managed by the Adviser), and their consultants or agents (“Permitted Recipients”). This information may be made available as soon as the business day following the date to which the information relates.

Except as otherwise noted, to receive Confidential Portfolio Holdings, Permitted Recipients must enter into a confidentiality agreement with the Adviser and the Trust that requires that the Confidential Portfolio Holdings be used solely for purposes determined by senior management of the Adviser to be in the best interest of the shareholders of the Fund.

If the Adviser becomes aware that a recipient has or is likely to violate the terms of a confidentiality agreement regarding Confidential Portfolio Holdings, the Adviser shall cease providing such information to such recipient.

If an employee of the Adviser identifies a potential conflict with respect to the disclosure of Confidential Portfolio Holdings between the interest of the Fund’s shareholders, on the one hand, and the Adviser or an affiliated person of the Adviser or the Fund, on the other, the Adviser is required to inform the Trust’s Chief Compliance Officer (“CCO”) of the potential conflict, and the CCO has the power to decide whether, in light of the circumstances, disclosure should be permitted.

The Trust may also disclose Confidential Portfolio Holdings on a selective basis if the CCO (or an individual designated by the CCO) approves the disclosure and determines that: (i) there is a legitimate business purpose for such disclosure; (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) the disclosure is in the best interests of Fund shareholders.

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Notwithstanding the foregoing, Confidential Portfolio Holdings of the Fund may generally be made available more frequently and prior to its public availability (i) to the Adviser, a Fund’s administrator, custodian, principal underwriter and certain other service providers (such as pricing services, proxy voting services, financial printers, pricing information vendors, third parties that deliver analytical, statistical, or consulting services, ratings and rankings agencies and other unaffiliated third parties or their affiliates that provide services and may require Confidential Portfolio Holdings to provide services to the Fund) (collectively, “Service Providers”); (ii) to an accounting firm, an auditing firm or outside legal counsel retained by the Service Providers, their affiliates, or the Fund; (iii) to certain Fund affiliates; (iv) as required by law and (v) to any other party for a legitimate business purpose upon waiver or exception with the approval of the CCO.

The policies and procedures of the Fund provide that none of the Fund, its service providers, the Adviser, or any other party may receive compensation in connection with the disclosure of Confidential Portfolio Holdings.

The Adviser has primary responsibility for ensuring that the Fund’s Confidential Portfolio Holdings are disclosed only in accordance with these policies. As part of this responsibility, the Adviser will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Holdings.

TRUSTEES AND OFFICERS

Board of Trustees

The business and affairs of the Fund are managed under the oversight of the Board subject to the laws of the State of Delaware and the Trust’s Second Amended and Restated Agreement and Declaration of Trust, as may be further amended from time to time (the “Declaration of Trust”). The composition of the boards of trustees responsible for overseeing each other LifeX Inflation-Protected Income Fund are currently the same as the composition of the Board. The Trustees are responsible for oversight of the practices and processes of the Fund and its service providers, rather than active management of the Fund, including in matters relating to risk management. The Trustees seek to understand the key risks facing the Fund, including those involving conflicts of interest; how Fund management identifies and monitors those risks on an ongoing basis; how Fund management develops and implements controls to mitigate those risks; and how Fund management tests the effectiveness of those controls. The Board cannot foresee, know or guard against all risks, nor are the Trustees guarantors against risk. The officers of the Fund conduct and supervise the Fund’s daily business operations. Trustees who are not deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.”

The Board meets as often as necessary to discharge its responsibilities. The Board conducts regular quarterly meetings, including in-person, telephonic or videoconference meetings, and holds special in-person, telephonic or videoconference meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. At these meetings, officers of the Trust provide the Board (or one of its committees) with written and oral reports on regulatory and compliance matters, operational and service provider matters, organizational developments, product proposals, audit results, and insurance and fidelity bond coverage. In addition, it is expected that the Independent Trustees meet at least annually to review, among other things, investment management agreements and certain other plans and agreements, and to consider such other matters as they deem appropriate.

The Board has established two standing committees – an Audit Committee and a Valuation Committee — to assist the Board in its oversight of risk as part of its broader oversight of the Fund’s affairs. The Committees, both of which are comprised solely of the Board’s Independent Trustees, are described below. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board.

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The Board does not have a lead Independent Trustee. The Board, taking into consideration its oversight responsibility of the Fund, including the Fund’s regular use of fair valuation and the Board’s extensive experience overseeing the development and implementation of fair valuation processes, believes that its leadership structure is appropriate. In addition, the Board’s use of Committees (each of which is chaired by an Independent Trustee with substantial industry experience) and the chair’s role as chief executive officer of the Adviser, serve to enhance the Board’s understanding of the operations of the Fund and the Adviser.

Board members of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships, are shown below. Unless otherwise noted, each Trustee has held each principal occupation and board membership indicated for at least the past five years.

Independent Trustees

Name (Year of Birth) and Address(1)	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee(3)	Other Directorships / Trusteeships Held by Trustee During the Past 5 Years
Jeffery Ekberg (1965)	Trustee	since 2024	Self-employed (personal investing), since 2011; Principal, TPG Capital, L.P. (private equity firm) until 2011; Chief Financial Officer, Newbridge Capital, LLC (subsidiary of TPG Capital, L.P.) until 2011	113	None.

Daniel Charney (1970)	Trustee	since 2024	Co-Head of Global Markets, TD Securities (investment bank) and Vice Chair of TD Cowen, a division of TD Securities (financial services firm) since 2023; Co-President, Cowen and Company, Cowen Inc. (financial services firm), 2012-2023	113	None.

Interested Trustee

Name (Year of Birth) and Address(1)	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee(3)	Other Directorships / Trusteeships Held by Trustee During the Past 5 Years
Ross Stevens(4) (1969)	Trustee, Chairman	since 2024	Founder and Chief Executive Officer of Stone Ridge since 2012	113	None.

(1)	Each Trustee’s mailing address is c/o Stone Ridge Asset Management LLC, One Vanderbilt Avenue, 65th Floor, New York, NY 10017.
(2)	Each Trustee serves until resignation or removal from the Board.
(3)

The Fund Complex includes the Trust, the LifeX Closed-End Income Trusts, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust IV, Stone Ridge Trust V, Stone Ridge Trust VIII and other investment companies managed by the Adviser.

(4)	Mr. Stevens is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his position with the Adviser.

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Additional Information about the Trustees.

Jeffery Ekberg — Through his experience as a senior officer, director and accountant of financial and other organizations, Mr. Ekberg contributes experience overseeing financial and investment organizations to the Board. The Board also benefits from his previous experience as a member of the board of other funds.

Daniel Charney — Through his experience as a senior officer of financial and other organizations, Mr. Charney contributes his experience in the investment management industry to the Board.

Ross Stevens — Through his experience as a senior executive of financial organizations, Mr. Stevens contributes his experience in the investment management industry to the Board.

Additional Information about the Board’s Committees.

The Trust has an Audit Committee and a Valuation Committee. The members of both the Audit Committee and the Valuation Committee consist of all the Independent Trustees, namely Messrs. Ekberg and Charney. Mr. Ekberg is the Audit Committee Chair and has been designated as the Audit Committee financial expert. Mr. Charney is the Valuation Committee Chair.

In accordance with its written charter, the Audit Committee’s primary purposes are: (1) to oversee the Trust’s accounting and financial reporting policies and practices, and its internal controls and procedures; (2) to oversee the quality and objectivity of the Trust’s and the Fund’s financial statements and the independent audit thereof; (3) to oversee the activities of the Trust’s Chief Compliance Officer (the “CCO”); (4) to oversee the Trust’s compliance program adopted pursuant to Rule 38a-1 under the 1940 Act, and the Trust’s implementation and enforcement of its compliance policies and procedures thereunder; (5) to oversee the Trust’s compliance with applicable laws in foreign jurisdictions, if any; and (6) to oversee compliance with the Code of Ethics by the Trust and the Adviser.

The Audit Committee reviews the scope of the Fund’s audits, the Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund’s independent registered public accounting firm to the Adviser and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting. As of the date of this SAI, the Audit Committee has not met.

The Valuation Committee also operates pursuant to a written charter. The duties and powers, to be exercised at such times and in such manner as the Valuation Committee shall deem necessary or appropriate, are as follows: (1) reviewing, from time to time, the Trust’s valuation policy and procedures (the “Valuation Policy”), which Valuation Policy serves to establish policies and procedures for the valuation of the Fund’s assets; (2) making any recommendations to the Trust’s audit committee and/or the Board regarding (i) the functioning of the Valuation Policy, or (ii) the valuation(s) of individual assets; (3) consulting with the Adviser regarding the valuation of the Fund’s assets, including fair valuation determinations of any such assets; (4) periodically reviewing information regarding fair value and other determinations made pursuant to the Trust’s valuation procedures; (5) reporting to the Board on a regular basis regarding the Valuation Committee’s duties; (6) making recommendations in conjunction with the Board’s annual (or other periodical) review of the Trust’s Valuation Policy; (7) periodically reviewing information regarding industry developments in connection with valuation of assets; and (8) performing such other duties as may be assigned to it, from time to time, by the Board. As of the date of this SAI, the Valuation Committee has not met.

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The Board has approved procedures pursuant to which the Fund values its investments (the “Valuation Procedures”). The Valuation Committee has designated the Adviser to serve as “valuation designee” in accordance with Rule 2a-5 of the 1940 Act and, in that capacity, to bear responsibility for implementing the Valuation Procedures, including performing fair value determinations relating to all investments held by the Fund (as needed), periodically assessing and managing any valuation risks and establishing and applying fair value methodologies, subject to the oversight of the Valuation Committee and certain reporting and other requirements as described in the Valuation Procedures. A committee consisting of personnel of the Adviser (the “Adviser Valuation Committee”) performs certain functions in implementing the Valuation Procedures, including with respect to the performance of fair value determinations. If, with respect to any portfolio instrument, market quotations are not readily available or available market quotations are deemed to be unreliable by the Adviser Valuation Committee, then such instruments will be fair valued as determined in good faith by the Adviser Valuation Committee.

Trustee Ownership of the Fund. The following table shows the dollar range of equity securities owned by the Trustees in the Fund and in other investment companies overseen by the Trustee within the same family of investment companies as of December 31, 2022. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The information as to ownership of securities that appears below is based on statements furnished to the Fund by its Trustees and executive officers.

	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(2)
Independent Trustees
Jeffery Ekberg	None	Over $100,000
Daniel Charney	None	Over $100,000
Interested Trustee
Ross Stevens(3)	Over $100,000	Over $100,000

(1)	As of the date of this SAI, none of the Trustees owned shares of the Fund because the Fund had not yet begun investment operations.
(2)

Family of Investment Companies includes the Trust, the LifeX Closed-End Income Trusts, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust IV, Stone Ridge Trust V, Stone Ridge Trust VIII and other investment companies managed by the Adviser.

(3)	Beneficial ownership through the Adviser’s or its affiliates’ direct Fund investments.

Other than as disclosed in the following table, none of the Independent Trustees or their family members beneficially owned any class of securities of the Adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the principal underwriter of the Fund, as of December 31, 2022.

Name of Director	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities	Percent of Class
Daniel Charney	Self	New York Digital Investment Group LLC(1)	Class B2	$1,142,592	0.13%
Jeffery Ekberg	Self	New York Digital Investment Group LLC	Class B2	$571,296	0.06%

(1)	New York Digital Investment Group LLC is under common control with the Adviser.

Compensation of Trustees. Each Trustee who is not an employee of the Adviser is compensated by an annual retainer. Each such Trustee’s compensation is invested in Stone Ridge funds. The Trust does not pay retirement benefits to its Trustees and officers. The Fund pays a portion of the compensation of the CCO. Other officers and

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Interested Trustees of the Trust are not compensated by the Fund. The following table sets forth compensation received by the Independent Trustees for the fiscal year ended December 31, 2022:

Independent Trustees	Aggregate Compensation From the LifeX Inflation-Protected Income Funds(1)	Total Compensation From the Fund Complex(2) Paid to Trustee
Jeffery Ekberg	$0	$350,000
Daniel Charney	$0	$350,000

(1)

As of the date of this SAI, the Independent Trustees have not yet received compensation from the Fund because the Fund had not yet commenced investment operations and each of Messrs. Ekberg and Charney is not expected to receive compensation for the Fund’s initial calendar year of operations.

(2)

Reflects actual direct compensation received during the twelve months ended December 31, 2022 from other series of the Fund Complex. The Fund Complex includes the Trust, the LifeX Closed-End Income Trusts, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust IV, Stone Ridge Trust V, Stone Ridge Trust VIII and other investment companies managed by the Adviser.

Officers of the Trust

Name (Year of Birth) and Address(1)(2)	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years
Ross Stevens (1969)	President, Chief Executive Officer and Principal Executive Officer	since 2020	Founder and Chief Executive Officer of the Adviser, since 2012.

Lauren D. Macioce (1978)	Chief Compliance Officer, Secretary, Chief Legal Officer and Anti-Money Laundering Compliance Officer	since 2020	General Counsel and Chief Compliance Officer of the Adviser, since 2016.

Anthony Zuco (1975)	Treasurer, Principal Financial Officer, Chief Financial Officer and Chief Accounting Officer	since 2020	Supervising Fund Controller at the Adviser, since 2015.

Alexander Nyren (1980)	Assistant Secretary	since 2020	Head of Reinsurance of the Adviser, since 2018; member of Reinsurance portfolio management team at the Adviser, since 2013.

Leson Lee (1975)	Assistant Treasurer	since 2020	Member of Operations at the Adviser, since 2018.

Domingo Encarnacion (1983)	Assistant Treasurer	since 2020	Tax Manager at the Adviser, since 2016.

Stanley Weinberg (1989)	Assistant Treasurer	since April 2023	Member of Operations at the Adviser, since 2019; Senior Associate at M.Y. Safra Bank, 2014-2018

(1)	Each officer’s mailing address is c/o Stone Ridge Asset Management LLC, One Vanderbilt Avenue, 65th Floor, New York, NY 10017.
(2)	Each of the officers is an affiliated person of the Adviser as a result of his or her position with the Adviser.
(3)	The term of office of each officer is indefinite.

Code of Ethics. The Trust and the Adviser have adopted a code of ethics in accordance with Rule 17j-1 under the 1940 Act. This code of ethics permits the personnel of these entities to make personal investments under

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some circumstances, including in assets or instruments that the Fund may purchase or hold. The code of ethics is available on the EDGAR database of the Commission’s website at www.sec.gov. In addition, copies of the code of ethics may be obtained, after mailing the appropriate duplicating fee, by e-mail request to publicinfo@sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns of record or is known by the Fund to own of record or beneficially 5% or more of any class of the Fund’s outstanding equity securities. A control person is one who owns beneficially, either directly or through controlled companies, more than 25% of the voting securities of the Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund.

As of the date of this SAI, Stone Ridge or an affiliate of Stone Ridge owned of record and beneficially 100% of the outstanding shares of the Fund. However, it is anticipated that Stone Ridge or its affiliate will no longer be a control person once the Fund has had its initial share issuance to persons not affiliated with the Fund. The principal business address of Stone Ridge is One Vanderbilt Avenue, 65th Floor, New York, NY 10017.

As of the date of this SAI, the Trustees and officers of the Fund as a group owned, directly or indirectly, 100% of the outstanding shares of the Fund, as a result of Ross Stevens’ beneficial ownership through the Adviser’s or its affiliates’ investments in the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Stone Ridge Asset Management LLC serves as the Adviser of the Fund under an Investment Management Agreement (the “Management Agreement”). The Adviser also acts as the investment adviser to each other LifeX Inflation-Protected Income Fund. The Adviser’s principal office is located at One Vanderbilt Avenue, 65th Floor, New York, New York 10017. As of September 30, 2023, Stone Ridge’s assets under management were approximately $21 billion. The Adviser is a Delaware limited liability company and is controlled by Stone Ridge Holdings Group LP, a holding company for the Adviser and its affiliates.

Under the general oversight of the Board, Stone Ridge has been engaged to carry out the investment and reinvestment of the assets of the Fund, furnish continuously an investment program with respect to the Fund, determine which investments should be purchased, sold or exchanged and implement such determinations by causing the Fund to make investments. Stone Ridge compensates all Trustees and officers of the Fund who are members of Stone Ridge’s organization and who render investment services to the Fund. Pursuant to the Management Agreement, the Adviser is paid a management fee for advisory services and for shareholder servicing, administrative and other services. The Fund pays for these services under what is essentially an all-in fee structure (“Unified Management Fee”). Pursuant to the Management Agreement, the Adviser is paid a Unified Management Fee at the annual rate of 1.00% of the Fund’s average daily total assets less total liabilities. The Fund (and not the Adviser) will be responsible for certain other fees and expenses that are not covered by the Unified Management Fee under the Management Agreement. Stone Ridge may voluntarily reimburse any fees and expenses of the Fund but is under no obligation to do so. Any voluntary reimbursements may be terminated at any time. In addition to bearing the Unified Management Fee, the Fund (and not the Adviser) bears the following expenses: the Fund’s ordinary and recurring investment expenses, including all fees and expenses directly related to portfolio transactions and positions for the Fund’s account (including brokerage, clearing, and settlement costs), interest charges, custody or other expenses attributable to negative interest rates on investments or cash, borrowing and other investment-related costs and fees including interest and commitment fees, short dividend expense, acquired fund fees and expenses, and taxes; litigation and indemnification expenses, judgments and extraordinary expenses not incurred in the ordinary course of the Fund’s business.

A discussion regarding the considerations of the Board for approving the Management Agreement will be included in a Fund’s first annual or semi-annual report to shareholders, as applicable, following the Fund’s commencement of operations.

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The Management Agreement will have an initial term of two years from its effective date and continues in effect with respect to the Fund (unless terminated sooner) if its continuance is specifically approved at least annually by the affirmative vote of: (i) a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and (ii) a majority of the Board or the holders of a majority of the outstanding voting securities of the Fund. The Management Agreement may nevertheless be terminated at any time without penalty, on 60 days’ written notice, by the Board, by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Adviser. The Management Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act). Because the Fund commenced investment operations on or after the date of this Statement of Additional Information, the Fund did not pay any advisory fees in the prior fiscal year.

Under the terms of the Management Agreement, neither the Adviser nor its affiliates shall be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to willful misfeasance, bad faith or gross negligence on the part of either the Adviser or its affiliates or from reckless disregard by it of its obligations and duties under the contract (“disabling conduct”). In addition, the Fund will indemnify the Adviser and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct. The terms of the investment management agreements between the Adviser and each other LifeX Inflation-Protected Income Fund are identical to the terms of the Management Agreement.

Board of Advisors

The Adviser has formed a Board of Advisors to provide guidance and advice to the Adviser with respect to developments in longevity, both generally and as it relates to the Fund and the Predecessor Fund and any other potential future funds managed by Stone Ridge with substantially similar investment strategies and structured in a substantially similar manner (these funds together with the Fund and the Predecessor Fund, the “LifeX Inflation-Protected Income Funds”). The Board of Advisors consists of Ross Stevens (Chairman), Founder and CEO of Stone Ridge; Ted Mathas, former Chairman of the Board of Directors and Chief Executive Officer of New York Life Insurance Company (2008-2023); Peter Attia, longevity expert, physician and author; Eric Clarke, Founder of Orion Advisor Solutions; and Laura Carstensen, Founder and Director of the Stanford Center on Longevity. The Board of Advisors will not serve an investment advisory function.

Portfolio Managers

Nate Conrad, Li Song, Ross Stevens, and Yan Zhao (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of each LifeX Inflation-Protected Income Fund. The following tables set forth certain additional information with respect to the Portfolio Managers. The information is as of June 30, 2023.

Other Accounts Managed by the Portfolio Managers

The table below identifies the number of accounts for which the Portfolio Managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts(1)	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Nate Conrad	0	$0	0	$0	0	$0
Li Song	2	$929	0	$0	0	$0
Ross Stevens	4	$5,999	0	$0	0	$0
Yan Zhao	0	$0	0	$0	0	$0

(1)	Does not include investment companies managed by the Adviser that have not commenced operations.

The Portfolio Managers do not manage funds or accounts with performance-based fees.

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Potential Conflicts of Interest

Each of the Portfolio Managers is also responsible for managing other accounts in addition to the LifeX Inflation-Protected Income Funds, including other accounts of the Adviser or its affiliates. Other accounts may include, without limitation, other investment companies registered under the 1940 Act, unregistered investment companies that rely on Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, separately managed accounts, foreign investment companies and accounts or investments owned by the Adviser or its affiliates or the Portfolio Managers. Management of other accounts in addition to the LifeX Inflation-Protected Income Funds can present certain conflicts of interest, as described below.

From time to time, conflicts of interest arise between a Portfolio Manager’s management of the investments of the LifeX Inflation-Protected Income Funds, on the one hand, and the management of other accounts, on the other. The other accounts might have similar or different investment objectives or strategies as the LifeX Inflation-Protected Income Funds, or otherwise hold, purchase or sell securities or other assets or instruments that are eligible to be held, purchased or sold by the LifeX Inflation-Protected Income Funds, or may take positions that are opposite in direction from those taken by the LifeX Inflation-Protected Income Funds. In addition, investors in, or the owners of, certain accounts managed by the Adviser are also investors in the Adviser or its affiliates and/or have indicated an intention to invest additional assets in accounts managed by the Adviser and for which the Adviser will receive a management fee, performance allocation or incentive fee.

As a fiduciary, the Adviser owes a duty of loyalty to its clients and must treat each client fairly. The Adviser, the Fund and each LifeX Inflation-Protected Income Fund have adopted compliance policies and procedures that are designed to avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

Allocation of Limited Time and Attention. A Portfolio Manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of the accounts as might be the case if he or she were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where accounts overseen by a particular Portfolio Manager have different investment strategies.

Allocation of Investment Opportunities. Conflicts of interest arise as a result of the Adviser’s or its affiliates’ management of a number of accounts with similar or different investment strategies. When the Adviser or its affiliates purchase or sell securities or other assets or instruments for more than one account, the trades must be allocated in a manner consistent with their fiduciary duties. The Adviser and its affiliates attempt to allocate investments in a fair and equitable manner over time among client accounts, with no account receiving preferential treatment over time. To this end, the Adviser and its affiliates have adopted policies and procedures that are intended to provide the Adviser and its affiliates with flexibility to allocate investments in a manner that is consistent with their fiduciary duties. There is no guarantee, however, that the policies and procedures adopted by the Adviser and its affiliates will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

An investment opportunity may be suitable for the Fund and other accounts but may not be available in sufficient quantities for the Fund and the other accounts to participate fully. If a Portfolio Manager identifies a limited investment opportunity that may be suitable for multiple accounts, the opportunity may be allocated among these several accounts; as a result of these allocations, there may be instances in which the Fund will not participate in a transaction that is allocated among other accounts, or the Fund may not be allocated the full amount of an investment opportunity. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for accounts with a similar investment strategy. Whenever decisions are made to buy or sell securities or other assets or instruments by the Fund and one or more of the other accounts simultaneously, the Adviser and its affiliates may aggregate the purchases and sales of the securities or other assets or instruments. The Adviser and its affiliates will not necessarily purchase or sell the

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same securities or other assets or instruments at the same time, in the same direction or in the same proportionate amounts for all eligible accounts, particularly if different accounts have different amounts of capital under management by the Adviser or its affiliates, different amounts of investable cash available, different strategies or different risk tolerances. As a result, although the Adviser and its affiliates may manage different accounts with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities or other assets or instruments, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account, and the trade allocation and aggregation and other policies and procedures of the Fund or the Adviser and its affiliates could have a detrimental effect on the price or amount of the securities or other assets or instruments available to the Fund from time to time. Because the aforementioned considerations may differ between the Fund and other accounts, the investment activities of the Fund and other accounts may differ considerably from time to time. In addition, the Fund could be disadvantaged because of activities conducted by the Adviser or its affiliates for their other accounts, or by the Adviser or its affiliates for their own accounts, as a result of, among other things, the difficulty of liquidating an investment for more than one account where the market cannot absorb the sale of the combined positions.

As a result of regulations governing the ability of certain clients of the Adviser and its affiliates to invest side-by-side, it is possible that the Fund may not be permitted to participate in an investment opportunity at the same time as another fund or another account managed by the Adviser or its affiliates. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The decision as to which accounts may participate in any particular investment opportunity will take into account applicable law and the suitability of the investment opportunity for, and the strategy of, the applicable accounts. It is possible that the Fund may be prevented from participating due to such investment opportunity being more appropriate, in the discretion of the Adviser and its affiliates, for another account.

Conflicts of Interest Among Strategies. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he or she exercises investment responsibility, or may decide that certain of the accounts should take differing positions with respect to a particular security or other asset or instrument. In these cases, the Portfolio Manager may place separate transactions for one or more accounts, which may affect the market price of the security or other asset or instrument or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts. Similarly, the Adviser or its affiliates may take positions in accounts or investments owned by them or on behalf of clients that are similar to or different from those taken by one or more client accounts.

Conflicts may also arise in cases when accounts invest in different parts of an issuer’s capital structure, including circumstances in which one or more accounts own private securities or obligations of an issuer and other accounts may own public securities of the same issuer. Actions by investors in one part of the capital structure could disadvantage investors in another part of the capital structure. In addition, purchases or sales of the same investment may be made for two or more accounts on the same date. There can be no assurance that an account will not receive less (or more) of a certain investment than it would otherwise receive if this conflict of interest among accounts did not exist. In effecting transactions, it may not be possible, or consistent with the investment objectives of accounts, to purchase or sell securities or other assets or instruments at the same time or at the same prices.

Selection of Service Providers. The Adviser or its affiliates may be able to select or influence the selection of service providers to clients, including the brokers and dealers that are used to execute securities or other transactions for the accounts that they supervise. In addition to executing trades, some brokers and dealers may provide the Adviser or its affiliates with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain accounts than to others. In addition, the Adviser or its affiliates have received and may receive loans or other services from service providers to clients. Although such services are negotiated at arm’s length, they pose conflicts of interest to the Adviser or its affiliates in selecting such service providers.

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Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of accounts than for others. In such cases, a Portfolio Manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of accounts that provide greater overall returns to the Adviser and its affiliates.

Broad and Wide-Ranging Activities. The Adviser and its related parties engage in a broad spectrum of activities and may expand the range of services that they provide over time. The Adviser and its related parties will generally not be restricted in the scope of their business or in the performance of any such services (whether now offered or undertaken in the future), even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. In the ordinary course of their business activities, including activities with third-party service providers, lenders and/or counterparties, the Adviser and its related parties engage in activities where the interests of the Adviser and its related parties or the interests of their clients conflict with the interests of the shareholders of the Fund. Certain employees of the Adviser, including certain Portfolio Managers, also have responsibilities relating to the business of one or more related parties. These employees are not restricted in the amount of time that may be allocated to the business activities of the Adviser’s related parties, and the allocation of such employees’ time between the Adviser and its related parties may change over time.

Variation in Compensation. A conflict of interest arises where the financial or other benefits available to the Adviser differ among the accounts that it manages. The structure of the Adviser’s management fee differs among accounts (such as where certain accounts pay higher management fees or a performance or incentive fee), which means the Adviser might be motivated to help certain accounts over others. In addition, a Portfolio Manager or the Adviser might be motivated to favor accounts in which such Portfolio Manager has an interest or in which the Adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the Adviser’s performance record or to derive other rewards, financial or otherwise, could influence the Adviser to lend preferential treatment to those accounts that could most significantly benefit the Adviser.

Investments by Adviser or Related Entities. The Adviser or a related entity may invest in entities that may provide financial or other services for the Fund.

Certain Potential Conflicts Relating to Expenses. The allocation of fees and expenses among the Fund and other funds or accounts advised by the Adviser will often require the Adviser to exercise its discretion to select an allocation method it determines to be appropriate in light of the particular facts and circumstances. The Adviser will be subject to conflicts of interest in making such determinations, and there can be no assurance that any allocations (i) will reflect an entity’s pro rata share of such expenses based on the amounts invested (or anticipated to be invested) and/or the market value of the investment held (or anticipated to be held) by each fund advised by the Adviser, or (ii) will be in proportion to the number of participating funds advised by the Adviser or the proportion of time spent on each such fund. Similarly, the determination of whether an expense (for instance, the fees and expenses of service providers who work on Fund-related matters) is appropriately borne by the Fund (or a specific class of shares) or the Adviser often cannot be resolved by reference to a preexisting formula and will require the exercise of discretion, and the Adviser will be subject to conflicts of interest in making such determinations.

Portfolio Manager Compensation

Portfolio Managers receive a base salary and may also receive a bonus. Compensation of a Portfolio Manager is determined at the discretion of the Adviser and may be deferred. It may be based on a number of factors including the Portfolio Manager’s experience, responsibilities, the perception of the quality of his or her work efforts and the consistency with which he or she demonstrates kindness to other employees, trading counterparties, vendors and clients. As a firm focused on beta, the compensation of Portfolio Managers is not based upon the performance of client accounts that the Portfolio Managers manage. The Adviser reviews the compensation of each Portfolio Manager at least annually.

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Portfolio Manager Securities Ownership

None of the Portfolio Managers will ever beneficially own any shares of the Fund because shares of the Fund may only be held by women born on or between January 1, 1948 and December 31, 1948 (the “Investor Cohort”). None of the Portfolio Managers are members of the Investor Cohort.

Principal Underwriter

The Distributor will act as the distributor of shares for the Fund and will use commercially reasonable efforts to distribute the shares of the Fund, subject to various conditions, pursuant to the terms of the Distributor’s contract with the Fund. The Distributor will not be obligated to sell any specific amount of shares of the Fund.

Service Providers

Administrator. The Trust has entered into an administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Administrator”), pursuant to which the Administrator provides administrative services to the Fund. The Administrator is responsible for (i) the general administrative duties associated with the day-to-day operations of the Fund; (ii) conducting relations with the custodian, independent registered public accounting firm, legal counsel and other service providers; (iii) providing regulatory reporting; and (iv) providing necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Fund. In performing its duties and obligations under the administration agreement, the Administrator shall not be held liable except for a loss arising out of the Administrator’s refusal or failure to comply with the terms of the administration agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under the administration agreement. The principal business address of the Administrator is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

The Administrator also serves as fund accountant to the Fund under a separate agreement with the Trust and is responsible for calculating the Fund’s total net asset value (“NAV”), total net income and NAV per share of the Fund on a daily basis. The Adviser compensates the Administrator for its services out of the Unified Management Fee.

Transfer Agent/Dividend Disbursing Agent. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Transfer Agent”), is the transfer agent for the Fund’s shares and the dividend disbursing agent for payment of dividends and distributions on Fund shares. The principal business address of the Transfer Agent is 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Adviser compensates the Transfer Agent for its services out of the Unified Management Fee.

Custodian. U.S. Bank, NA (the “Custodian”), located at 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian for the Fund. As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, the Custodian receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to portfolio securities of the Fund. The Custodian also maintains certain accounts and records of the Fund. The Adviser compensates the Custodian for its services out of the Unified Management Fee.

Independent Registered Public Accounting Firm. [    ] serves as independent registered public accountant to the Fund. [    ] provides audit services and assistance and consultation in connection with the review of Commission filings and certain tax compliance services. [    ] is located at [    ]. The Adviser compensates [    ] for its services out of the Unified Management Fee.

Legal Counsel. Ropes & Gray LLP serves as counsel to the Fund and is located at 800 Boylston Street, Boston, Massachusetts 02199. The Adviser compensates Ropes & Gray LLP for its services out of the Unified Management Fee.

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RECEIPT AND CANCELLATION OF SHARES

The Fund currently offers one class of shares. The Declaration of Trust authorizes the issuance of an unlimited number of shares. The Trustees of the Fund have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series of shares into one or more classes without further action by shareholders. The Trustees of the Fund may designate additional series and classes in the future from time to time.

The Fund is only being offered to shareholders of the Predecessor Fund in connection with the Reorganization, which is expected to take place in or around December of the year in which the Investor Cohort turns 80.

The price for the Fund’s shares at the time of Reorganization will be determined using the Predecessor Fund’s NAV at the time of the Reorganization. All shares of the Fund outstanding on the Fund Liquidation Date have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The shares will, when issued, be fully paid and non-assessable by the Fund and will have no pre-emptive or conversion rights or rights to cumulative voting. Under the terms of the Declaration of Trust, the shares are non-transferable, except as set forth in the Prospectus.

The shares are designed primarily for long-term investors, and investors in the shares should not view the Fund as a vehicle for short-term trading purposes. Shares of the Fund will have no liquidity other than inflation-linked monthly distributions prior to the Fund Liquidation Date. Shareholders will hold their Fund shares until the earlier of the Fund Liquidation Date or the quarter end following their death, and after such time, shareholders’ shares will be cancelled for $0.

The purpose of the cancellation for $0 is generally to enable the Fund to pursue its objective of paying monthly distributions linked to inflation to its living shareholders through December of the year in which the Investor Cohort reaches age 100. If deceased shareholders were able to transfer their shares or redeem their shares for the NAV per share, the Fund would not have sufficient assets to make its planned distributions to surviving shareholders through the Fund Liquidation Date. A significant portion of the Fund’s shareholders are not expected to survive through the Fund Liquidation Date.

Based on data from the Society of Actuaries and the Adviser’s health assumption about the population likely to invest in the Fund, the current average life expectancy for a member of the Investor Cohort is 91.52, and assuming such member is still alive at age 80, the member’s life expectancy will have increased to 92.52. The Adviser expects that the life expectancy of members of the Investor Cohort is higher than that of members of the broader population. A member of the Investor Cohort who purchased $10,000 of Predecessor Fund shares at the Predecessor Fund’s launch would have to live approximately 12.75 years to recoup the value of their investment. The time required to recoup the value of an investment would vary for purchases of Predecessor Fund shares on subsequent dates. Given the principle of the time value of money (i.e., the concept that an amount of money is worth more now than that same amount will be in the future due to its earning potential), shareholders should consider how much longer than 12.75 years they would need to live to feel adequately compensated by the Fund’s distributions in exchange for their upfront investment of $10,000 in the Predecessor Fund.

Investors in the Fund and the Predecessor Fund will be required to provide certain demographic information, including date of birth, gender and social security number or taxpayer identification number, to enable the Predecessor Fund to price its shares and to enable the Adviser to monitor for shares that may be cancelled by the Fund at the next quarterly repurchase following a shareholder’s death as described in the Prospectus.

In order to proceed with the Reorganization under the Federal securities laws, the Predecessor Fund must receive the affirmative vote of a majority of the Predecessor Fund’s outstanding voting securities. Accordingly, each member of the Investor Cohort will receive a proxy statement requesting their vote on whether the Predecessor Fund may proceed with its reorganization into the Fund. There is no guarantee that the Reorganization will occur.

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Investors should consider the Reorganization and the conversion of the Predecessor Fund to a closed-end fund as a new investment decision. Investors should expect to receive a new registration statement at the time of the Reorganization, and should evaluate whether investing in the Fund is appropriate for them.

Information provided on the account application in connection with the purchase of shares of the Predecessor Fund may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. Shares are not permitted to be transferred to any person or entity other than the Fund, nor are they permitted to be held jointly. For purposes of this SAI and the operations of the Fund, including determining whether shares are cancellable, the holder of any share of the Fund will be the natural person who subscribed for that share of the Fund when the share was originally purchased, regardless of how the shares are held for state law purposes. A shareholder’s account is governed by the laws of the State of Delaware.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Fund are made with a view to achieving the Fund’s investment objective. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities or other assets considered for investment by the Fund also may be appropriate for other accounts managed by the Adviser or its affiliates. Thus, a particular security or other asset may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. If a purchase or sale of securities or other assets consistent with the investment policies of the Fund and one or more of these other accounts is considered at or about the same time, transactions in such securities or other assets will generally be allocated among the Fund and other accounts in the manner described above under “Potential Conflicts of Interest — Allocation of Investment Opportunities” and “Potential Conflicts of Interest — Conflicts of Interest Among Strategies” above. When the Adviser or its affiliates determine that an investment opportunity is appropriate for the Fund and one or more other accounts, the Adviser or its affiliates will generally execute transactions for the Fund on an aggregated basis with the other accounts when the Adviser or its affiliates believe that to do so will allow it to obtain best execution and to negotiate more favorable transaction costs than might have otherwise been paid had such orders been placed independently. Aggregation, or “bunching,” describes a procedure whereby an investment adviser combines the orders of two or more clients into a single order for the purpose of obtaining better prices and lower execution costs.

Brokerage and Research Services

There is no stated commission in the case of U.S. Treasury obligations the Fund intends to hold, however the prices paid by the Fund will be negatively impacted by the bid-offer spread, market impact, and general dealer activity.

The Adviser places orders for the purchase and sale of portfolio securities or other assets and buys and sells such securities or other assets for the Fund through multiple brokers and dealers. The Adviser will place trades for execution only with approved brokers or dealers. In effecting such purchases and sales, the Adviser seeks the most favorable price and execution of the Fund’s orders.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “research and brokerage services”) from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser or its affiliates may receive research and brokerage services from broker-dealers with which the Adviser places the Fund’s portfolio transactions. These research and brokerage services, which in some cases also may be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities or other asset or instrument, recommendations as to the purchase and sale of securities or other assets or instruments and services related to the execution of securities or other transactions. The advisory fees paid by the

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Fund are not reduced because the Adviser or its affiliates receive such research and brokerage services even though the receipt of such research and brokerage services relieves the Adviser or its affiliates from expenses they might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Adviser to place the Fund’s transactions may be useful to the Adviser or its affiliates in providing services to the Adviser’s or its affiliates’ other clients, although not all of these research and brokerage services may be necessarily useful and of value to the Adviser in managing the Fund. Conversely, research and brokerage services provided to the Adviser or its affiliates by broker-dealers in connection with trades executed on behalf of other clients of the Adviser or its affiliates may be useful to the Adviser in managing the Fund, although not all of these research and brokerage services may be necessarily useful and of value to the Adviser or its affiliates in managing such other clients. To the extent the Adviser or its affiliates use such research and brokerage services, they will use them for the benefit of all clients, to the extent reasonably practicable. Currently, the Adviser does not direct portfolio transactions for the Fund to a particular broker-dealer because the broker-dealer provides soft dollar benefits to the Adviser.

As of the date of this SAI, the Fund has not yet paid brokerage commissions because the Fund has not yet commenced investment operations.

Regular Broker Dealers. The Fund is required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Fund as of the close of its most recent fiscal year and state the value of such holdings.

As of the date of this SAI, the Fund did not hold any securities of its regular brokers or dealers or their parent companies because the Fund had not yet begun investment operations.

TAX STATUS

The following discussion of U.S. federal income tax consequences of investment in the Fund is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury Regulations, and other applicable authority, as of the date of the preparation of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Fund and does not address all aspects of taxation that may apply to shareholders or to particular shareholders. In particular, because shares of the Fund and Predecessor Fund generally are expected to be sold only to U.S. citizens or U.S. residents, the following discussion does not address all aspects of taxation that may apply to other shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of federal, state, local or non-U.S. tax laws.

Taxation of the Fund

The Fund intends to elect to be treated and to qualify and be treated each year as a regulated investment company under Subchapter M of the Code (a “RIC”). In order to qualify for the special tax treatment accorded to RICs and their shareholders, the Fund generally must, among other things:

(a)

derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (a)(i) above);

(b)

diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities,

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securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships; and

(c)

distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income for such year.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund generally will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions could be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income, if any, and any net capital gain. Investment company taxable income and net capital gain that is retained by the Fund will be subject to tax at the Fund level at regular corporate rates.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31, or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year), or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to shareholders of record on a date in

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October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Fund Distributions

Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from the Fund when received. Such distributions generally will be taxable to shareholders in the calendar year in which the distributions are received, except that a dividend declared and payable to shareholders of record in October, November or December and paid to shareholders the following January generally is deemed to have been paid by the Fund on the preceding December 31. Distributions received by tax-exempt shareholders generally will not be subject to U.S. federal income tax to the extent permitted under applicable tax law.

For U.S. federal income tax purposes, distributions of investment income generally are taxable to shareholders as ordinary income. Taxes to shareholders on distributions of capital gains are determined by how long the Fund owned (and is treated for U.S. federal income tax purposes as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. The Internal Revenue Service (“IRS”) and the U.S. Department of the Treasury have issued regulations that impose special rules in respect of capital gain dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Distributions of net short-term capital gain (as reduced by any long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income, and shareholders will not be able to offset distributions of the Fund’s net short-term capital gains with capital losses that they recognize with respect to their other investments. As required by U.S. federal law, detailed U.S. federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year. In general, the Fund does not expect a significant portion of its distributions to be attributable to capital gains from the Fund’s investment activities.

The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. The Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s “current and accumulated earnings and profits” (generally, the net investment income and net capital gains of the Fund with respect to that year), in which case the excess generally will be treated as a return of capital, which will be tax-free to the holders of the shares, up to the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A portion of each distribution is expected to constitute a return of capital (or, to the extent that such portion exceeds such shareholder’s tax basis in such shares, capital gains).

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry forward net capital losses from any taxable year to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. The Fund’s capital loss carryforwards are reduced to the extent they offset the Fund’s current-year net realized capital gains, whether the Fund retains or distributes such gains. The Fund must apply such carryforwards first against gains of the same character. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes,

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“net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.

Dividends and distributions on shares of the Fund are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains (“current and accumulated earnings and profits”), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares whose corresponding shares in the Predecessor Fund were purchased at a time when the NAV of the Fund reflected either unrealized gains or realized undistributed income or gains, which were therefore included in the price the shareholder paid for shares in the Predecessor Fund, or they may occur as a result of the death of other shareholders. Such realized income or gains may be required to be distributed regardless of whether the Fund’s NAV also reflects unrealized losses. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares.

Cancellations or Distributions after the Death of a Shareholder

If shares are cancelled for $0 upon their shareholder’s death (or at the next quarterly repurchase following the shareholder’s death), such deceased shareholder will not recognize a loss (or gain) for U.S. federal income tax purposes in respect of such cancellation. Instead, the person that received the shares from or through the deceased shareholder by reason of the shareholder’s death (the “Successor Shareholder”) is generally expected to recognize capital loss equal to the tax basis of such shares. However, such capital loss is expected to be close to $0 because, upon the death of the shareholder, the basis of the shares in the hands of the Successor Shareholder will equal the fair market value (for U.S. federal income tax purposes) of the shares at the date of the deceased shareholder’s death and, at such time, the fair market value of such Fund shares is expected to be close to $0 because the shares will be cancelled at the quarter-end following the deceased shareholder’s death. As a result, the Successor Shareholder might not recognize a loss even if the total amount of distributions received by the deceased shareholder and the Successor Shareholder are collectively less than the purchase price the deceased shareholder paid for shares in the Predecessor Fund.

If, after the death of a shareholder, a Successor Shareholder receives one or more distributions prior to the cancellation by the Fund of such shares, such Successor Shareholder is generally subject to U.S. federal income tax on the amount of the distributions. Further, any loss they realize on the cancellation of such shares will be a capital loss without regard to whether the distribution was treated as capital gain or ordinary income.

If, within one year following a cancellation of a shareholder’s shares, that shareholder notifies the Adviser that he or she has not died, the Adviser will direct the Transfer Agent to reverse such a cancellation. The Transfer Agent will then deliver to that shareholder any distributions paid on the shares prior to reversal and not received by that shareholder (or a person purported to be a Successor Shareholder) because of the cancellation. The shareholder will generally realize a loss on the inadvertent cancellation. In general, if the Adviser were to reverse a prior cancellation as described in this paragraph, the shareholder would (i) likely recognize income, which might be treated as ordinary income, on the receipt of the shares at least to the extent of the loss that such shareholder previously recognized, (ii) have a basis in the reacquired shares equal to the amount delivered by the shareholder for such shares plus the amount recognized as income under clause (i), and (iii) the distributions delivered to the shareholder would be included in the shareholder’s income, generally as ordinary income.

Upon the cancellation of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary, may be required to provide you and the IRS with cost basis and certain other related tax information about the shares that were cancelled. See “Tax Basis Information” below for more information.

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Original Issue Discount, Market Discount

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time (i.e., upon partial or full repayment or disposition of the debt security) or is received in kind rather than in cash. Increases in the principal amount of inflation-indexed debt obligations (including TIPS) will be treated as OID.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. Generally, the Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

The Fund’s investments in inflation-indexed debt obligations and the Fund’s holdings (if any) of any of the other securities described above can cause the Fund to accrue interest income in excess of the amount of cash interest the Fund actually receives. Thus, the Fund may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the Fund’s cash assets or by liquidation of its portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Securities Purchased at a Premium

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity — that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund would reduce the current taxable income from the bond by the amortized premium and reduce its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund would be permitted to deduct any remaining premium allocable to a prior period.

Futures, Forward Contracts, Swap Agreements, Hedges, Straddles and Other Transactions

The tax treatment of certain positions entered into by the Fund, including regulated futures contracts, will be governed by section 1256 of the Code (“Section 1256 Contracts”). Gains or losses on Section 1256 Contracts

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generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”). Also, Section 1256 Contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements) as well as any of its other hedging transactions, may be subject to one or more special tax rules (e.g., mark-to-market, notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

Tax-Exempt Shareholders

Income of a RIC that would be unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of a RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.

Backup Withholding

The Fund is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and proceeds from a repurchase paid to any individual shareholder who is subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Basis Information

The Fund (or its administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information and holding period of Fund shares. The Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including the average cost method. In the absence of an election, a shareholder’s cost basis will be determined under the default method selected by the Fund. The cost basis method a shareholder elects (or the cost basis method applied by default) may not be changed with respect to a cancellation of shares after the cancellation’s settlement date. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

Tax Shelter Reporting Regulations

Under U.S. Treasury Regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, the shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not

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affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Other Reporting and Withholding Requirements

Each prospective investor is urged to consult its tax adviser regarding the applicability of Sections 1471-1474 of the Code, the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, “FATCA”) and any other reporting requirements with respect to the prospective investor’s situation, including investments through an intermediary. In addition, some foreign countries have implemented, and others are considering, and may implement, laws similar in purpose and scope to FATCA.

Expenses Subject to Special Pass-Through Rules

The Fund will not be considered to be a “publicly offered” RIC if it does not have at least 500 investors at all times during a taxable year, it is not regularly traded on an established securities market, and its shares are not treated as continuously offered pursuant to a public offering. After the Reorganization, because shares of the Fund will not be continuously offered pursuant to a public offering, the Fund will be considered to be a “non-publicly offered” RIC if it does not have at least 500 shareholders at all times during a taxable year. If the Fund became a “non-publicly offered” RIC, the expenses of the Fund, except those specific to its status as a RIC or separate entity (e.g., registration fees or transfer agency fees), would be subject to special “pass through” rules. Individual shareholders would be treated as receiving an additional dividend equal to the amount of such expenses that the Fund must pass through, and, under current law, such shareholders would not be permitted to deduct such expenses recognized in a taxable year beginning before January 1, 2026, and, for taxable years beginning after January 1, 2026, such expenses would be deductible by such shareholders but would be subject to a 2% “floor” on miscellaneous itemized deductions and other significant limitations on itemized deductions set forth in the Code. As a result, if the Fund were not treated as “publicly offered” in any taxable year, individual shareholders would likely recognize more income than if the Fund were treated as “publicly offered.”

State and Local Taxes

The states of the United States generally permit investment companies, such as the Fund, to “pass through” to their shareholders the state tax exemption on income earned from investments in the types of U.S. Treasury obligations the Fund expects to hold, so long as a fund meets all applicable state requirements. California, Connecticut and New York exempt such income when a fund has invested at least 50% of its assets in U.S. government securities. The Fund generally expects that shareholders will be allowed to exclude from state taxable income distributions made to the shareholders by the Fund that are attributable to interest the Fund directly or indirectly earned on such investments. Shareholders should consult their tax advisers regarding the applicability of any such exemption to their situation and as to the state or local tax consequences of investing in the Fund.

Shares Purchased through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

DESCRIPTION OF THE TRUST

The Trustees are responsible for the management and supervision of the Trust. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund or other series of the Trust with or without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this SAI, the Fund is the only series of the Trust. To the extent permissible by law, additional series may be added in the future.

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The shares of the Fund represent an equal proportionate interest in the net assets attributable to such shares of the Fund. Shareholders have certain exclusive voting rights on matters relating to their respective distribution plan, if any. Different classes of the Fund, if any, may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Unless otherwise required by the 1940 Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Trust shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of a majority of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

On the Fund’s Liquidation Date, if there are remaining assets, the Fund will liquidate and distribute all proceeds from the liquidation, if any, to surviving shareholders. Shares entitle their holders to one vote per share (and fractional votes for fractional shares) and have no pre-emptive or conversion rights or rights to cumulative voting. When issued, shares are fully paid and non-assessable.

The Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust. The Declaration of Trust further provides for indemnification out of Fund property for all loss and expense of any shareholder or former shareholder held personally liable for the obligations of the Fund solely by reason of such person’s status as a shareholder or former shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

The Declaration of Trust further provides that the Board will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust provides for indemnification by the Trust of Trustees and officers of the Trust, however, such persons may not be indemnified against any liability to the Trust or the Trust’s shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

OTHER INFORMATION

Miscellaneous

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.

In the interest of economy and convenience, the Fund does not issue certificates representing the Fund’s shares. Instead, the Transfer Agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and repurchase orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Fund are reflected in account statements from the Transfer Agent.

FINANCIAL STATEMENTS

As of the date of this SAI, the Fund has not yet commenced investment operations and thus does not have audited financial statements. Financial statements will be available in the Fund’s annual and semi-annual reports when they are prepared.

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PART C: OTHER INFORMATION

Item 25.		Financial Statements and Exhibits

(1)

Financial Statements:

Included in Part A:

Not applicable.

Included in Part B:

Statement of Assets and Liabilities, to be filed by amendment.

Notes to Financial Statements, to be filed by amendment.

Report of Independent Registered Public Accounting Firm, to be filed by amendment.

(2)		Exhibits:

(a)	(1)	Amended and Restated Certificate of Trust of LifeX Inflation-Protected Income Trust 1948F (the “Registrant”), dated as of August 4, 2023, incorporated by reference to Exhibit (a)(1) filed with the Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2, as filed with the Securities and Exchange Commission (“SEC”) via EDGAR on August 9, 2023.

	(2)	Second Amended and Restated Agreement and Declaration of Trust of the Registrant (the “Declaration of Trust”), dated as of October 23, 2023, incorporated by reference to Exhibit (a)(2) filed with the Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2, as filed with the SEC via EDGAR on October 23, 2023.

(b)		Amended and Restated By-Laws (the “By-Laws”) of the Registrant, incorporated by reference to Exhibit (b) filed with the Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2, as filed with the SEC via EDGAR on August 9, 2023.

(c)		Not applicable.

(d)	(1)	See portions of Declaration of Trust relating to shareholders’ rights.

	(2)	See portions of By-Laws relating to shareholders’ rights.

(e)		Not applicable.

(f)		Not applicable.

(g)		Investment Management Agreement between Stone Ridge Asset Management LLC (“Stone Ridge”) and the Registrant on behalf of LifeX Inflation-Protected Income Closed-End Fund 1948F (the “Fund”), incorporated by reference to Exhibit (g) filed with the Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2, as filed with the SEC via EDGAR on October 23, 2023.

(h)		Distribution Agreement between the Registrant and Foreside Global Services, LLC (the “Distributor”), filed herewith.

(i)		Not applicable.

(j)		Form of Custody Agreement between the Registrant and U.S. Bank National Association (the “Custodian”), incorporated by reference to Exhibit (j) filed with the Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2, as filed with the SEC via EDGAR on October 23, 2023.

(k)	(1)	Form of Fund Administration Servicing Agreement between the Registrant, on behalf of the Fund, and U.S. Bancorp Fund Services, LLC, incorporated by reference to Exhibit (k)(1) filed with the Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2, as filed with the SEC via EDGAR on October 23, 2023.

	(2)	Form of Transfer Agent Servicing Agreement between the Registrant, on behalf of the Fund, and U.S. Bancorp Fund Services, LLC, incorporated by reference to Exhibit (k)(2) filed with the Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2, as filed with the SEC via EDGAR on October 23, 2023.

	(3)	Form of Fund Accounting Servicing Agreement between the Registrant, on behalf of the Fund, and U.S. Bancorp Fund Services, LLC, incorporated by reference to Exhibit (k)(3) filed with the Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2, as filed with the SEC via EDGAR on October 23, 2023.

(l)		Opinion and consent of counsel of Smith, Katzenstein & Jenkins LLP for the Registrant, to be filed by amendment.

(m)		Not applicable.

(n)		Consent of Independent Registered Public Accounting Firm, to be filed by amendment.

(o)		Not applicable.

(p)		Subscription Agreement for Seed Capital, incorporated by reference to Exhibit (p) filed with the Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2, as filed with the SEC via EDGAR on October 23, 2023.

(q)		Not applicable.

(r)		Code of Ethics of Stone Ridge and the Registrant, incorporated by reference to Exhibit (r) filed with the Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2, as filed with the SEC via EDGAR on October 23, 2023.

(s)		Calculation of the Filing Fee, incorporated by reference to Exhibit (s) filed with the Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2, as filed with the SEC via EDGAR on August 9, 2023.

(t)		Power of Attorney, incorporated by reference to Exhibit (t) filed with the Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2, as filed with the SEC via EDGAR on October 23, 2023.

Item 26.		Marketing Arrangements

See Distribution Agreement, filed herewith.

Item 27.		Other Expenses of Issuance or Distribution

Not applicable.

Item 28.	Persons Controlled by or under Common Control with Registrant

None.

Item 29.	Number of Holders of Securities

Set forth below is the number of record holders as of December 28, 2023 of each class of securities of the Registrant.

	Title of Class	Number of Record Holders
	Shares of Beneficial Interest, $0.001 par value per share	1

Item 30.	Indemnification

The Declaration of Trust contains provisions limiting the liability, and providing for indemnification, of the Trustees, officers, employees and other “Covered Persons” (including their respective heirs, assigns, successors or other legal representatives) to the fullest extent permitted by law, including advancement of payments of all expenses incurred in connection with the preparation and presentation of any defense (subject to repayment obligations in certain circumstances).

The Registrant’s Distribution Agreement, filed herewith, contains provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

Further, the Investment Management Agreement with Stone Ridge contains provisions limiting the liability, and providing for indemnification, of Stone Ridge and its personnel under certain circumstances.

The Registrant’s Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

Stone Ridge is a Delaware limited liability company that offers investment management services and is a registered investment adviser. Stone Ridge’s offices are located at One Vanderbilt Avenue, 65th Floor, New York, NY 10017. Information as to the officers and directors of Stone Ridge is included in its current Form ADV (File No. 801-77228) filed with the SEC, and the text of Schedule A of Stone Ridge’s current Form ADV is incorporated herein by reference.

Item 32.	Location of Accounts and Records

All accounts, books and other documents required by Rule 31(a) under the Investment Company Act of 1940, as amended, are maintained at the offices, as applicable of:

(1)	LifeX Inflation-Protected Income Trust 1948F One Vanderbilt Avenue, 65th Floor New York, NY 10017

(2)	Stone Ridge Asset Management LLC One Vanderbilt Avenue, 65th Floor New York, NY 10017

(3)	U.S. Bank NA 1555 N. River Center Drive, Suite 302 Milwaukee, Wisconsin 53212

(4)	U.S. Bancorp Fund Services, LLC 1555 N. River Center Drive Milwaukee, Wisconsin 53212

(5)	Simpson Thacher & Bartlett LLP 900 G Street, NW Washington, DC 20001

(6)	Foreside Global Services, LLC Three Canal Plaza Suite 100 Portland, Maine 04101

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

(1)	Registrant undertakes to suspend the offering of its common shares of beneficial interest until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)	Not applicable.

(3)	Not applicable.

(4)	Not applicable.

(5)	Not applicable.

(6)	Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(7)	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, its Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement of LifeX Inflation-Protected Income Trust 1948F (related to LifeX Inflation-Protected Income Closed-End Fund 1948F) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 28th day of December, 2023.

LIFEX INFLATION-PROTECTED INCOME TRUST 1948F

By:	/s/ Anthony Zuco
Anthony Zuco, Treasurer and Principal Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
*	Trustee, President (Principal Executive Officer)	December 28, 2023
Ross Stevens

/s/ Anthony Zuco	Treasurer (Principal Financial Officer)	December 28, 2023
Anthony Zuco

*	Trustee	December 28, 2023
Daniel Charney

*	Trustee	December 28, 2023
Jeffery Ekberg

* Power of Attorney

* By:	/s/ Anthony Zuco
Anthony Zuco
Attorney in Fact

INDEX TO EXHIBITS

(h)	Distribution Agreement